Exhibit 10.1

Confidential

COLLABORATION, DEVELOPMENT AND LICENSE AGREEMENT

THIS COLLABORATION, DEVELOPMENT AND LICENSE AGREEMENT (the “Agreement”) is entered into 31 January 2014 (the “Effective Date”) by and between ZOSANO PHARMA, INC., a Delaware corporation having a place of business at 34790 Ardentech Court, Fremont, California 94555, USA (“Zosano”) and NOVO NORDISK AS, a Danish corporation having an address at Novo Allé, 2880 Bagsvaerd, Denmark (“Novo Nordisk”).

RECITALS

WHEREAS, Zosano is a corporation organized and operated for the purpose of research, development and commercialization of products based on its proprietary transdermal drug delivery technology;

WHEREAS, Novo Nordisk is a leading global health care company engaged in the research, development and commercialization of pharmaceutical products;

WHEREAS, Zosano and Novo Nordisk previously entered into a Feasibility Agreement (as defined below) which is being replaced and superseded by this Agreement; and

WHEREAS, Novo Nordisk desires to obtain, and Zosano is willing to grant to Novo Nordisk, an exclusive, worldwide license to Zosano’s transdermal microprojection patch technology for use with GLP-1 Receptor Agonist(s) in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions and Interpretation

1.1	The following words have the following meaning when used in this Agreement.

“Affiliate” means, with respect to a Party, any corporation, company, partnership, joint venture or other entity, which Controls, is Controlled by, or is under common Control with such Party. For the purpose of this definition, “Control” of an entity means the ownership, directly or indirectly, of more than fifty percent (50%) of the outstanding voting securities or capital stock of such entity, or the legal power to direct or cause the direction of the general management and policies of the entity in question. For purposes of this definition, Novo A/S and the Novo Nordisk Foundation and their respective affiliates (other than Novo Nordisk and its subsidiaries) are not considered Affiliates of Novo Nordisk.

“ALZA Agreement” means the Intellectual Property License Agreement dated as of October 5, 2006 by and between ALZA Corporation and The Macroflux Corporation

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

(predecessor in interest to Zosano) and the letter agreement dated February 22, 2011 between ALZA Corporation and Zosano, as amended and from time to time in effect.

“Auditor” shall have the meaning provided in Section 8.5.

“BLA” means a Biological License Application as described in the United States Public Health Services Act and the regulations promulgated thereunder as filed with the FDA and any corresponding or equivalent foreign application or registration filed with a Regulatory Authority of a country, group of countries or territory other than the United States to obtain approval to market a Licensed Product in such country, group of countries or territory.

“Combined Intellectual Property” means all (a) Know-How arising from activities performed under this Agreement and/or the Device Development Agreement relating primarily to formulations of GLP-1 Receptor Agonist(s) to be used with Zosano Patch Technology and/or methods or processes for making or using such formulations, whether conceived, discovered, reduced to practice or writing, generated or developed by the employees, agents or consultants of Zosano and/or its Affiliates and/or by the employees, agents or consultants of Novo Nordisk and/or its Affiliates, and (b) Patent Rights that claim or are directed to the foregoing Know-How. For clarity, Combined Intellectual Property does not include Zosano Intellectual Property or Novo Nordisk Intellectual Property or any pre-clinical and clinical data and other results arising out of the development activities undertaken by Zosano or Novo Nordisk under this Agreement, which data and results (except for data that is solely Zosano Know-How) shall be Novo Nordisk Intellectual Property and Confidential Information. For clarity, Combined Intellectual Property does not include Know-How or Patent Rights relating primarily to any microprojection array having a plurality of microprojections, which pierce at least the outmost layer (i.e., the stratum corneum layer) of the skin.

“Commercially Reasonable Efforts” means such application of effort and resources by a reasonably prudent and diligent biopharmaceutical company similar in size and stage of operations as the relevant Party as would be consistent with its actions in respect of a product or compound of similar market potential and at a similar stage in its development or product life, taking into account, without limitation, with respect to a product, issues of safety and efficacy, product profile, the proprietary position of the product, the then current competitive environment for the product (other than products the relevant Party may be introducing) and the likely timing of the product’s entry into the market, the regulatory environment of the product, and other relevant scientific, technical and commercial factors (including pricing), but explicitly not taking into account any financial obligations that would be owed to Zosano under this Agreement. Notwithstanding the foregoing, to the extent that the performance of a Party’s responsibilities hereunder is adversely affected by the other Party’s failure to perform its responsibilities hereunder, such Party will not be deemed to have failed to use its

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Commercially Reasonable Efforts in performing such responsibilities to the extent of such adverse effect.

“Confidential Information” of a Party means trade secrets or confidential or proprietary information, whether written, oral or in any other form, designated as such in writing by such Party, including by e-mail, letter or by the use of an appropriate proprietary stamp or legend, prior to or at the time any such trade secret or confidential or proprietary information is disclosed by such Party to the other Party; provided, however, that Confidential Information disclosed in oral form shall be deemed Confidential Information only to the extent that it is confirmed in writing to the other Party within twenty (20) days after the date of oral disclosure. Notwithstanding the foregoing, for purposes of this Agreement, the Parties acknowledge and agree that (i) Novo Nordisk Confidential Information shall include all information specifically regarding GLP-1 Receptor Agonist(s), including Novo Nordisk Intellectual Property, whether or not marked or otherwise identified as trade secrets or confidential or proprietary information and (ii) Zosano Confidential Information shall include all information specifically regarding the Zosano Patch Technology, including Zosano Intellectual Property and information received by Zosano pursuant to the ALZA Agreement, whether or not marked or otherwise identified as trade secrets or confidential or proprietary information. “Confidential Information” shall also include information exchanged prior to the date hereof in connection with the transactions set forth in this Agreement, including any Proprietary Information (as defined in the Confidentiality Agreement) disclosed by either Party pursuant to the Confidentiality Agreement and any Confidential Information (as defined in the Feasibility Agreement) disclosed by either Party pursuant to the Feasibility Agreement. Each Party’s “Confidential Information” (included in Novo Nordisk’s Confidential Information if related solely to GLP-1 Receptor Agonists and in Zosano’s Confidential Information if related solely to Zosano Patch Technology) includes:

(a) confidential and proprietary technical and commercial information, Know-How, drawings, specifications, models and/or designs relating to the development, manufacture, production, registration, promotion, distribution, marketing, performance or sale of the Licensed Product;

(b) confidentiality and proprietary information concerning business transactions or associations, including other technical or commercial co-operation and collaborative arrangements or financial arrangements with other persons or bodies or customers or licensors or licensees;

(c) all experimental, manufacturing, process, analytical, packaging, product, warehousing, quality control and quality assurance and marketing specifications, standards, procedures, processes, methods, instructions and techniques, samples, prototypes, formulae, writings of any kind, opinions or otherwise unwritten data or in the form of computer software or computer programs or any part thereof in any code or language relating to Licensed Products;

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

(d) all non-public data and proprietary Know-How relating to Licensed Products;

(e) any biological, chemical or physical materials provided under this Agreement in relation to Licensed Products;

(f) any reports provided under this Agreement;

(g) that portion of any notes, analyses, compilations, studies, interpretations, memoranda or other documents prepared by the receiving Party or its Representatives (as defined in Section 12.1) which contain, reflect or are based upon, in whole or in part, any Confidential Information furnished to the receiving Party or its Representatives pursuant to this Agreement; and

(h) the terms of this Agreement.

“Confidentiality Agreement” means the Confidentiality Agreement between the Parties dated 25 October 2011.

“Control” or “Controlled” means with respect to a particular item, material, information or Intellectual Property, the possession of the right (whether through ownership or license (other than by operation of this Agreement or the Feasibility Agreement) or control over an Affiliate with such right) to grant licenses or sublicenses as provided herein to the other Party without violating the terms of any agreement with any Third Party.

“Cover” or “Covered by” means, with respect to Licensed Product, in the absence of ownership of, or a license granted under, an Issued Patent Claim or Valid Patent Claim, that the manufacture, use, offer for sale, sale or importation of such Licensed Product would infringe such Issued Patent Claim.

“Covered Sales” shall have the meaning provided in Section 3.4(a)(i).

“Device Development Agreement” means the agreement for the development of Licensed Products to be entered between the Parties after the completion of the Feasibility Study.

“Work Plan” shall have the meaning provided in Section 4.6.

“EMA” means the European Medicines Agency or any successor agency thereto.

“Feasibility Agreement” means the Feasibility Agreement dated as of [**] entered into between the Parties, as amended to date.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

“Feasibility Study” means the initial feasibility study as set forth in Section 4.2 and as further described in Exhibit C.

“FDA” means the United States Food and Drug Administration, or any successor agency thereto having the administrative authority to regulate the marketing of human pharmaceutical products or biological therapeutic products, delivery systems and devices in the United States of America.

“First Commercial Sale” means, in a country, the first commercial sale in that country by Novo Nordisk or its Affiliates or a sublicensee of a Licensed Product to a Third Party following receipt of marketing approval to sell such Licensed Product in such country. Sales for clinical studies, compassionate use, named patient programs, sales under a treatment IND, any non-registrational studies, or any similar instance where the Licensed Product is sold at cost or supplied without charge, such as clinical supplies, free samples (promotional or otherwise) or as donations (for example to non-profit institutions or government agencies for a non-commercial purpose), shall not constitute a First Commercial Sale.

“FTE Costs” shall have the meaning provided in Section 4.5(b).

“GLP-1 Receptor Agonist(s)” means any substance that binds to the GLP-1 receptor in vitro and activates it, as measured by initiation of an increase in cAMP, with at least 10 fold higher potency than native glucagon. For the avoidance of doubt, native glucagon is not a GLP-1 receptor agonist according to this definition.

“Intellectual Property” means Know-How and Patent Rights.

“Issued Patent Claim” means, on a country-by-country basis, a claim of an issued patent within the Licensed Patents or Combined Intellectual Property that has not:

(i) lapsed, expired, been formally disclaimed by written submission to any US or foreign patent office, withdrawn, cancelled or abandoned;

(ii) been held permanently revoked, invalid or unenforceable in an unappealable or unappealed within the time allowed for appeal decision of a court or other governmental body of competent jurisdiction; or

(iii) been admitted to be invalid or unenforceable.

If there should be two or more decisions within the same country, which are conflicting with respect to the invalidity or unenforceability of the same claim, the unappealed or unappealable decision of the highest tribunal shall thereafter control.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

“JCC” means the Joint Coordination Committee as defined in Section 5.1(a) and as further described in Section 5.

“Know-How” means ideas, concepts, discoveries, inventions, developments, trade secrets, know-how, techniques, methodologies, modifications, innovations, improvements, designs and design concepts, technical information, expertise, processes, specifications, formulas, procedures, protocols, and data, results and other information proprietary to the relevant Party.

“License Continuation Notice” means a written notice to be provided by Novo Nordisk to Zosano in accordance with Section 4.4 within [**] following the completion of the Feasibility Study if Novo Nordisk elects to continue the development of Licensed Product in accordance with the terms of this Agreement.

“Licensed Know-How” means Know-How included within Zosano Background Intellectual Property or Zosano Foreground Intellectual Property.

“Licensed Product” means a therapeutic drug product combining Zosano Patch Technology with any Novo Nordisk Proprietary Molecule.

“Licensed Patents” means any Patent Rights included within the Zosano Background Intellectual Property or Zosano Foreground Intellectual Property, including the Patents listed in Exhibit A.

“Manufacturing Cost” means fully burdened internal and external costs of developing and manufacturing a Licensed Product, excluding the Active Pharmaceutical Ingredient in a Licensed Product (as this will be supplied by Novo Nordisk to Zosano free-of-charge), consisting of the following: [**] and shall exclude (i) costs and charges related to or occasioned by unused manufacturing capacity not otherwise committed to Licensed Product; (ii) the manufacture of other products at Zosano’s facilities; (iii) amortization of property, plant or equipment not specifically related to the development or manufacturing of Licensed Product, and (iv) allocation of general corporate overhead; and (b) with regard to external costs and charges these shall include the actual invoiced costs and charges of suppliers of goods and services directly related to the manufacture and shipment of Licensed Product. Manufacturing Cost shall be determined on an accrual basis in accordance with GAAP, applied on a basis consistent in the annual audited financial statements.

“NDA” means a New Drug Application as defined in the United States Food, Drug and Cosmetic Act and the regulations promulgated thereunder as filed with the FDA and any corresponding or equivalent foreign application or registration filed with a Regulatory Authority of a country, group of countries or territory other than the United States to obtain approval to market a Licensed Product in such country, group of countries or territory.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

“Net Sales” shall be calculated in the same manner as Novo Nordisk calculates Net Sales reported to its shareholders and shall mean all revenues, recognized in accordance with the International Financial Reporting Standards applied on a consistent basis, from the sale of Licensed Product by Novo Nordisk or its Affiliates or its sublicensees to Third Parties, less the following deductions, which are actually incurred, allowed, paid, accrued or specifically allocated:

[**]

Monetary conversion from the currency of a country outside the U.S. in which a Licensed Product is sold into U.S. dollars shall be calculated at the rates of exchange used by Novo Nordisk in producing its quarterly and annual reports to its shareholders, as confirmed by Novo Nordisk’s independent registered public accountants.

“New Dosing Duration” shall be determined by reference to the duration of the Licensed Product in the NDA or BLA or the Regulatory Approval, in which case the new Licensed Product shall have a different dosing duration. For example, if Licensed Product has an administration once weekly, then a once monthly administration would be a New Dosing Duration.

“Novo Nordisk Competitor” means an entity listed in Exhibit B, and their respective Affiliates. Novo Nordisk may update this list (by adding or deleting entities) every six (6) month(s) (if at all), subject to the approval of Zosano, which approval shall not be unreasonably withheld, conditioned or delayed.

“Novo Nordisk Background Intellectual Property” means (a) Know-How that relates to GLP-1 Receptor Agonist(s) and is Controlled by Novo Nordisk as of the Effective Date or during the Term, which is either (i) conceived of or reduced to practice by Novo Nordisk independent of this Agreement during the Term or (ii) that is licensed or acquired from a Third Party by Novo Nordisk during the Term and in the case of either (i) or (ii), that is necessary or useful for or used in connection with the activities performed under this Agreement during the Term , and (b) Patent Rights Controlled by Novo Nordisk that claim or are directed to the foregoing Know-How.

“Novo Nordisk Foreground Intellectual Property” means (a) all Know-How arising from activities performed under this Agreement and/or the Device Development Agreement, relating primarily to Novo Nordisk Proprietary Molecule(s), its method(s) of production and/or its method(s) of use, whether conceived, discovered, reduced to practice or writing, generated or developed by the employees, agents or consultants of Zosano and/or its Affiliates and/or by the employees, agents or consultants of Novo Nordisk and its Affiliates and (b) Patent Rights that claim or are directed to the Know-How described in the foregoing clause (a).

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

“Novo Nordisk Intellectual Property” means Novo Nordisk Background Intellectual Property and Novo Nordisk Foreground Intellectual Property. For the avoidance of doubt, Novo Nordisk Intellectual Property does not include Zosano Intellectual Property.

“Novo Nordisk Proprietary Molecule” means any GLP-1 Receptor Agonist(s) as claimed in Patent Rights or covered by Know-How, in each case developed or Controlled by Novo Nordisk as of the Effective Date or thereafter.

“Out-of-Pocket Costs” shall have the meaning provided in Section 4.5(b).

“Party” means Zosano or Novo Nordisk. If either Party assigns this Agreement to any of its Affiliates in accordance with and subject to Section 14.7, “Party” shall include such Affiliate of such Party.

“Patent Authority” means a governmental, intergovernmental, or government-authorized body responsible for receiving, examining, issuing, extending or maintaining patents.

“Patent Rights” means all patents and patent applications, and any and all continuations, continuations-in-part, divisionals, utility models, extensions (including extensions under the U.S Patent Term Restoration Act, extensions of patents under the Japanese Patent Law and Supplementary Protection Certificates), renewals, substitutions and additions thereof and all reissues, revalidations and re-examinations thereof, including any and all patents issuing there from and any and all foreign counter-parts thereof.

“Phase 1 Clinical Trial” means a human clinical trial that satisfies the requirements for a Phase 1 study as defined in 21 C.F.R. Part 312.21(a) (or its successor regulation) or the equivalent human clinical trial outside the U.S.

“Phase 2 Clinical Trial” means a human clinical trial that satisfies the requirements for a Phase 2 study as defined in 21 C.F.R. Part 312.21(b) (or its successor regulation) or the equivalent human clinical trial outside the U.S.

“Phase 3 Clinical Trials” means a human clinical trial that satisfies the requirements for a Phase 3 study as defined in 21 C.F.R. Part 312.21(c) (or its successor regulation) or the equivalent human clinical trial outside the U.S. For purposes of Section 3.2, a Phase 3 Clinical Trial shall include any pivotal trial that is officially designated as a phase 3 trial with the Regulatory Authority having jurisdiction, or that is intended to serve to gather any of the pivotal data that (if favorable) would support Regulatory Approval (regardless of whether such trial is denominated “Phase 2”, “Phase 3”, “Phase 2/3” or otherwise denominated).

“Quality Agreement” means the agreement to be entered into between the Parties after the date hereof as further described in Section 4.8.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

“Regulatory Approval” means any approvals (including price and reimbursement approvals), licenses, registrations, or authorizations of a Regulatory Authority.

“Regulatory Authority” means any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, whose approval or authorization is necessary for, or to whom notice must be given prior to, the manufacture, distribution, use, import, transport and/or sale of a Licensed Product in such jurisdiction.

“Royalty Term” shall have the meaning provided in Section 3.4(b).

“Study Plan” shall have the meaning provided in Section 4.2.

“Technology Transfer” shall have the meaning provided in Section 4.9.

“Term” shall have the meaning provided in Section 13.1.

“Territory” means the world.

“Third Party” means any party other than the Parties and their Affiliates.

“Uncovered Sales” shall have the meaning set forth in Section 3.4(a)(ii).

“Valid Patent Claim” means, on a country-by-country basis,

(A) any claim of an issued patent within the Combined Intellectual Property that has not:

(i) lapsed, expired, been formally disclaimed by written submission to any US or foreign patent office, withdrawn, cancelled or abandoned;

(ii) been held permanently revoked, invalid or unenforceable in an unappealable or unappealed within the time allowed for appeal decision of a court or other governmental body of competent jurisdiction; or

(iii) been admitted to be invalid or unenforceable; or

(B) any bona fide claim of a pending patent application within the Combined Intellectual Property that

(i)	has been pending for no more than seven (7) years following the earliest priority filing date for such application, and

(ii)	has not been abandoned, finally rejected or expired without the possibility of appeal or refilling.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

If there should be two or more decisions within the same country, which are conflicting with respect to the invalidity or unenforceability of the same claim, the unappealed or unappealable decision of the highest tribunal shall thereafter control.

“Work Plan” means a work plan as defined in Section 4.5 to be included as part of the Device Development Agreement.

“Zosano Change of Control” means (a) the acquisition (through a merger, consolidation or similar transaction(s)) by a Novo Nordisk Competitor of beneficial ownership of any capital stock of Zosano if, immediately after such acquisition, such Novo Nordisk Competitor beneficially owns more than 50% of the voting securities of Zosano or the surviving entity (excluding any acquisition by any employee benefit plan or related trust sponsored or maintained by Zosano); or (b) the sale, transfer, assignment or other disposition of all or substantially all of the assets of Zosano, including Zosano Intellectual Property, to a Novo Nordisk Competitor.

“Zosano Background Intellectual Property” means (a) Know-How that relates to Zosano Patch Technology, its method(s) of production and/or use, and in each case is Controlled by Zosano as of the Effective Date or during the Term, which is or was either (i) conceived of or reduced to practice by Zosano pursuant to the Feasibility Agreement or independent of this Agreement during the Term or (ii) that is licensed or acquired from a Third Party by Zosano during the Term, and in the case of either (i) or (ii), that is necessary or useful for or used in connection with the activities performed under this Agreement during the Term, and (b) Patent Rights Controlled by Zosano that claim or are directed to the foregoing Know-How.

“Zosano Foreground Intellectual Property” means (a) Know-How arising from activities performed under this Agreement and/or the Device Development Agreement relating primarily to Zosano Patch Technology, its method(s) of production and/or use, whether conceived, discovered, reduced to practice or writing, generated or developed by the employees, agents or consultants of Zosano and its Affiliates and/or by the employees, agents or consultants of Novo Nordisk and its Affiliates, and (b) Patent Rights that claim or are directed to the foregoing Know-How.

“Zosano Intellectual Property” means Zosano Background Intellectual Property and Zosano Foreground Intellectual Property. For the avoidance of doubt, Zosano Intellectual Property does not include Novo Nordisk Intellectual Property.

“Zosano Patch Technology” means, collectively, all compositions, methods, processes, uses, technology, data and information, owned or Controlled by Zosano and existing as of the Effective Date, or developed or acquired by Zosano pursuant to the Feasibility Agreement or after the Effective Date and that relates to (a) the transdermal drug delivery system and all components thereof, including the patch and applicator, (b) methods of manufacture, characterization, testing or production, and uses of the transdermal drug delivery system, and (c) methods and processes for designing and optimizing the drug

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

delivery qualities of such transdermal drug delivery system and as described in Article 2 of Exhibit C.

1.2	Interpretation

In this Agreement headings are for convenience only and do not affect interpretation, and unless the context indicates a contrary intention:

(a)	a Section, schedule, attachment or Exhibit to this Agreement forms a part of this Agreement, but if there is inconsistency between this Agreement and any schedule, attachment or Exhibit to it, this Agreement shall prevail unless the Parties have agreed otherwise in writing;

(b)	a reference to “includes” in any form is not a word of limitation;

(c)	the captions and headings of Sections contained in this Agreement preceding the text of the Sections, sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction;

(d)	references to days shall mean calendar days, unless otherwise specified;

(e)	the words “shall” and “will” have the same meaning and are used interchangeably; and

(f)	“USD” is a reference to U.S. dollars.

2.	The License and Grant of Rights

2.1	Zosano License to Novo Nordisk. Subject to the terms and conditions of this Agreement, Zosano hereby grants to Novo Nordisk and its Affiliates a worldwide, royalty-bearing exclusive (even as to Zosano) license, with the right to grant sublicenses solely in accordance with Section 2.6, under the Zosano Intellectual Property, to research, develop, make, have made, use, import, export, sell, offer for sale, and otherwise transfer the Licensed Product(s) in the Territory.

2.2

Third Party Intellectual Property. In the event that a Third Party Controls Intellectual Property which is necessary for the exploitation of Zosano Patch Technology, Zosano shall have the first right (but not the obligation) to obtain a license, at Zosano’s cost, to such Intellectual Property on terms that allow Zosano to include such Intellectual Property in the license granted herein to Novo Nordisk under the Licensed Patents and/or Licensed Know-How to research, develop, make, have made, use, import, export, sell, offer for sale, and otherwise transfer the Licensed Product. If Zosano does not obtain such license to such Third Party

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Intellectual Property, then Novo Nordisk, after consultation with Zosano, shall have the right (but not the obligation) to obtain a license to such Third Party Intellectual Property.

2.3	Novo Nordisk License to Zosano.

(a) Subject to the terms and conditions of this Agreement, Novo Nordisk hereby grants to Zosano and its Affiliates a worldwide, royalty-free, non-exclusive license, with no right to grant sublicenses (except to Third Party contractors in accordance with Section 2.4), under the Novo Nordisk Intellectual Property solely to perform its obligations set forth in this Agreement.

(b) Subject to the terms and conditions of this Agreement, Novo Nordisk hereby grants to Zosano a worldwide, royalty-free, exclusive license, with the right to grant sublicenses, under Combined Intellectual Property to research, develop, make, have made, use, import, export, sell, offer for sale, and otherwise transfer any pharmaceutical formulation suitable for administration to humans, except, in each case, pharmaceutical formulations which incorporate GLP-1 Receptor Agonist(s). Zosano will inform Novo Nordisk of the grant of any sublicense and any further sublicenses of which Zosano becomes aware hereunder within [**] following execution of such sublicense. In any sublicense granted by Zosano under this Section 2.3(b), Zosano shall specify that, in the case this Agreement is terminated by Novo Nordisk for material breach pursuant to Section 13.3, such sublicense under Combined Intellectual Property, as applicable, shall become a direct license between the applicable sublicensee and Novo Nordisk with respect to the applicable licensed field or licensed product, and thereafter Novo Nordisk shall have the right to terminate such direct license if the applicable licensee breaches such license and does not cure such breach within sixty (60) calendar days following Novo Nordisk’s written notice thereof.

2.4

Sublicensing by Zosano. In the case of any sublicense by Zosano under Section 2.3 to any Third Party contractor, then (a) such sublicensing shall require Novo Nordisk’s prior written consent, which consent shall not be unreasonably withheld, and (b) Zosano shall obtain a confidential nondisclosure and invention assignment agreement with the prospective sublicensee in a form acceptable to Novo Nordisk (such acceptance not to be unreasonably withheld) that contains terms at least as stringent as those terms included in Section 12 of this Agreement and that requires such prospective sublicensee to assign to Zosano all right, title and interest in and to any Intellectual Property which, if developed, licensed or acquired by Zosano, would constitute Novo Nordisk Foreground Intellectual Property. The sublicense to the Third Party subcontractor will exclude the right of the sublicensee to further sublicense any of the rights granted by Zosano to such sublicensee under the sublicense and Zosano will be responsible for performance of this Agreement notwithstanding the appointment of such sublicensee to perform any part of this Agreement, and for any failure by its

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

sublicensee to comply with all relevant restrictions, limitations and obligations in this Agreement.

2.5	No Implied Rights. No right or license under any Intellectual Property is granted or shall be granted by implication, estoppel or otherwise under this Agreement. All such rights or licenses are or shall be granted only as expressly provided in the terms of this Agreement. All rights not expressly granted by a Party under this Agreement are reserved by such Party and may be used by such Party for any purpose.

2.6	Sublicensing by Novo Nordisk. Novo Nordisk shall be entitled, without the prior consent of Zosano, to grant one or more sublicenses to Third Parties of its rights to the Zosano Intellectual Property granted pursuant to Section 2.1 with respect to Licensed Products, provided that such sublicense is limited to a grant of rights (i) to import, export, sell, offer for sale and otherwise transfer or promote the Licensed Product by Novo Nordisk’s commercialization partners/distributors, and/or (ii) to research, develop, make, use and transfer Licensed Product by Novo Nordisk’s Affiliates, CROs, or other entities working on behalf of or in collaboration with Novo Nordisk or its Affiliates; provided, however, that if Novo Nordisk wishes to grant sublicenses for Zosano Intellectual Property to Third Parties, then Novo Nordisk (or its Affiliate) shall obtain a confidential nondisclosure and invention assignment agreement with the prospective sublicensee and containing terms at least as stringent as those terms included in Section 12. In the case of any sublicense, such sublicense will exclude the right of the sublicensee to further sublicense any of the rights granted by Novo Nordisk to such sublicensee under the sublicense and Novo Nordisk will be responsible for performance of this Agreement notwithstanding the appointment of such sublicensee to perform any part of this Agreement, and for any failure by its sublicensee to comply with all relevant restrictions, limitations and obligations in this Agreement, including the payment of all payments due, and making reports and keeping books and records. Each such sublicense shall refer to this Agreement and shall be subordinate to and consistent with the terms and conditions of this Agreement, and shall not limit the ability of Novo Nordisk to fully perform all of its material obligations under this Agreement or Zosano’s rights under this Agreement. Novo Nordisk will provide to Zosano, within [**] after its execution a copy of each such sublicense for provision to ALZA, provided that such copy may be redacted by Novo Nordisk to exclude any information not necessary for assessing Zosano’s compliance with the ALZA Agreement.

2.7	Retained Rights.

(a) Novo Nordisk shall at all times retain the unrestricted right, under Intellectual Property Controlled by Novo Nordisk, to develop or commercialize GLP-1 Receptor Agonist(s).

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

(b) Zosano shall at all times retain the unrestricted right, under Intellectual Property Controlled by Zosano, to develop or commercialize Zosano Patch Technology by itself or with Third Parties, other than for use with GLP-1 Receptor Agonists.

3.	Fees and Payments

3.1	Signing Fee. Novo Nordisk shall pay to Zosano a non-refundable, non-creditable license fee of USD one million (USD 1,000,000) within ten (10) business days after the Effective Date.

3.2	License Continuation Fee. Within ten (10) days of delivery by Novo Nordisk of the License Continuation Notice to Zosano, Novo Nordisk shall pay to Zosano a non-refundable, non-creditable fee of [**].

3.3	Development Milestones. Novo Nordisk shall provide Zosano with written notice of the actual first occurrence of each development milestone set forth below with respect to each Licensed Product within thirty (30) days after such occurrence. Within thirty (30) days of the first occurrence of each of the events set forth below with respect to each Licensed Product whether by Zosano, Novo Nordisk, its Affiliates or any of their respective sublicensees, Novo Nordisk shall pay to Zosano the applicable payment set forth below:

[**]

For purposes of clarity, other than with respect to FDA or EMA approval, which are independent milestones, if for any reason a milestone event set forth above does not occur prior to the occurrence of the subsequent milestone event set forth in the table above for a Licensed Product, then the skipped milestone event shall be deemed to occur upon the occurrence of the subsequent milestone event.

The payments set forth above in this Section 3.2 shall be payable only once for each such Licensed Product regardless of the number of indications for which such Licensed Product is developed or approved or the potential repeated achievement of the milestone event by the first formulation of the Licensed Product to achieve the above milestones or by further formulations of Licensed Product that do not have a New Dosing Duration relative to the first formulation of the Licensed Product to achieve the above milestones. If Novo Nordisk develops a formulation of Licensed Product with a New Dosing Duration relative to the first formulation of the Licensed Product, then Novo Nordisk shall pay to Zosano an amount equal to each of the above development milestone payments as they occur for such formulation of Licensed Product.

However, if development of the first formulation of the Licensed Product to achieve any of the milestones set forth above is discontinued or terminated by

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Novo Nordisk prior to either FDA approval or EMA approval, and development of a formulation of the Licensed Product with a New Dosing Duration subsequently commences or continues, then [**] of each of the development milestone payments set forth above shall be payable upon the repeated achievement of any development milestone event by a formulation of Licensed Product with a New Dosing Duration, and [**] of each of the development milestone payments set forth above shall be payable upon the first occurrence of any development milestone event set forth above by a formulation of Licensed Product with a New Dosing Duration.

All payments made to Zosano pursuant to this Section 3.2 are non-refundable and may not be credited against any other payments payable by Novo Nordisk to Zosano under this Agreement.

3.3	Sales Milestones. Novo Nordisk shall provide Zosano with written notice of the actual first occurrence of each sales milestone set forth below with respect to each Licensed Product within thirty (30) days after such occurrence. Within thirty (30) days of the first occurrence of each of the events set forth below with respect to each Licensed Product whether by Novo Nordisk, its Affiliates or any of their respective sublicensees, Novo Nordisk shall pay to Zosano the applicable payment set forth below:

[**]

For purposes of clarity, if for any reason a milestone event set forth above does not occur prior to the occurrence of the subsequent milestone event set forth in the table above for a Licensed Product, then the skipped milestone event shall be deemed to occur upon the occurrence of the subsequent milestone event.

The payments set forth above in this Section 3.3 shall be triggered by the achievement of the specified sales for each Licensed Product (including, for purposes of this calculation, aggregate worldwide Net Sales of such Licensed Product for any and all indications, and all formulations, generations and/or refinements thereof, but excluding any formulation of Licensed Product with a New Dosing Duration) in any annual period, and shall be payable only once despite potential repeated achievement of the specified sales by Licensed Product. Conversely, the payments set forth above shall be payable for each subsequent Licensed Product with a New Dosing Duration.

All payments made to Zosano pursuant to this Section 3.3 are non-refundable and may not be credited against any other payments payable by Novo Nordisk to Zosano under this Agreement.

3.4	Royalties.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

(a) During the Royalty Term, Novo Nordisk shall pay to Zosano royalties on worldwide annual (calendar year) Net Sales of Licensed Products, as follows:

(i) For all sales of each Licensed Product in all countries where such Licensed Product is Covered by either an Issued Patent Claim of the Zosano Intellectual Property or a Valid Patent Claim of the Combined Intellectual Property (such sales in either case being “Covered Sales”) , Novo Nordisk shall pay to Zosano the royalty rates set forth below (“Patent Royalties”) based on the annual Net Sales of such Licensed Products:

[**]

(ii) For all sales of each Licensed Product in all countries where such Licensed Product is not Covered by either an Issued Patent Claim of the Zosano Intellectual Property or a Valid Patent Claim of the Combined Intellectual Property (such sales in either case being “Uncovered Sales”), Novo Nordisk shall pay Zosano royalty rates (“Know How Royalties”) at [**]. If Annual Net Sales [**] and include both Covered Sales and Uncovered Sales of Licensed Products, the royalty reduction attributable to Uncovered Sales shall be applied to each Patent Royalty Rate based on the proportion of Uncovered Sales to total Annual Net Sales.

(iii) The following is a hypothetical example of royalty calculation:

[**]

(b) Novo Nordisk’s royalty obligations under Section 3.4(a) with respect to each Licensed Product shall commence on a country-by-country basis on the date of First Commercial Sale of such Licensed Product by Novo Nordisk, its Affiliates or sublicensees in the relevant country, and shall expire on a country-by-country basis upon the later of (i) expiration of the last to expire Issued Patent Claim of the Zosano Intellectual Property or the Combined Intellectual Property Covering such Licensed Product in such country, or (ii) [**] following First Commercial Sale of such Licensed Product in such country (the “Royalty Term”).

(c) In the event Novo Nordisk is required to obtain one or more licenses under Intellectual Property Controlled by a Third Party in order to exercise Novo Nordisk’s rights to the Licensed Patents or Licensed Know-How in any country in the Territory as contemplated under this Agreement (a “Third Party License Payment”), then the royalties payable under Section 3.4(a) with respect to any Licensed Product in such country in the Territory, shall be decreased by an amount equal to [**] of the amount of such Third Party License Payment attributed to sales of the applicable Licensed Product; provided, however, that in

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

no event shall the total royalty paid to Zosano for any Licensed Product be less than [**] of the royalty otherwise applicable for such Licensed Product under Section 3.4(a).

(d) Royalty payments shall be calculated, reported and paid for each calendar quarter after the First Commercial Sale of the first Licensed Product. All royalty payments due to Zosano under this Agreement shall be paid within [**] of the end of each calendar quarter. Each payment shall be accompanied by a report of Net Sales of Licensed Product by Novo Nordisk, its Affiliates and their respective sublicensees setting forth, on a country-by-country basis, in sufficient detail such information concerning sales to permit confirmation of the accuracy of the payment made, including the gross sales of Licensed Product in the Territory and country by country, total deductions or adjustments made, and the royalty and any sales milestone payments payable to Zosano. Novo Nordisk shall keep, and shall cause its Affiliates and their respective sublicensees to keep, complete and accurate records pertaining to the sale or other disposition of Licensed Products in sufficient detail to permit Zosano to confirm the accuracy of all payments due hereunder as set forth in Section 8.4.

3.5	Withholding Tax. Novo Nordisk may withhold taxes from the payments which are payable to Zosano in accordance with this Agreement if Novo Nordisk is either required to do so under applicable law or directed to do so by a governmental authority. Novo Nordisk shall send proof of payment to Zosano and provide Zosano with information about and necessary for any documentation needed to reduce withholding to a legal minimum. With respect to the laws of Denmark, Novo Nordisk will reasonably cooperate with Zosano to obtain the benefit of any tax law or treaty, including the pursuit or any refund or credit of such tax to Zosano.

3.6	Interest Due. Without limiting any other rights or remedies available to Zosano, Novo Nordisk agrees to pay interest at a rate equal to [**] per annum calculated based on number of days overdue using 360 days per year basis on all good faith undisputed late payments due under this Section 3.

3.7	Wire Transfer Instructions. All payments to be made by Novo Nordisk to Zosano under this Agreement shall be made by wire transfer from Novo Nordisk to the following account of Zosano:

[**]

4.	Feasibility Study; Product Development and Technology Transfer

4.1	Novo Nordisk Responsibilities. Novo Nordisk shall have the sole responsibility for the commercialization of Licensed Products and for all of the costs of the

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

development and commercialization of Licensed Products. Novo Nordisk shall use Commercially Reasonable Efforts to commercialize at least one Licensed Product in each of the United States, Japan and at least three of the following countries: France, Germany, Italy, Spain and the United Kingdom, which shall include, without limitation, obtaining Regulatory Approval of a Licensed Product and, once Regulatory Approval is obtained, achieving each milestone event set forth in Section 3.

4.2	Initial Feasibility Study. Promptly after the Effective Date, the Parties will initiate a Feasibility Study in accordance with the study plan set forth in Exhibit C (the “Study Plan”). The Study Plan may be modified only by written agreement between the Parties. Novo Nordisk and Zosano shall use Commercially Reasonable Efforts to perform the activities described in the Study Plan in accordance with the timetable set forth therein.

4.3	License Continuation Notice. If within [**] after completion of the Feasibility Study, Novo Nordisk, in its sole discretion, determines that it shall continue with the license granted under Section 2.1 of this Agreement, it shall provide Zosano with the License Continuation Notice.

4.4	Device Development Agreement. Subject to Novo Nordisk’s written request, the Parties shall commence negotiations in good faith with a view to enter into a Device Development Agreement within one hundred twenty (120) days after Zosano receiving such request from Novo Nordisk.

4.5	Work Plan; Budget

(a) The Device Development Agreement, to be entered into by the Parties subject to Section 4.4, shall contain a work plan mutually agreed upon by the Parties to govern all activities to be conducted by the Parties leading up to initiation of Technology Transfer and through completion of Technology Transfer (the “Work Plan”), including agreed upon objectives, target timelines and a budget of estimated FTE Costs and Out-of-Pocket Costs (each as defined below) for the work needed to be done, supply forecast, pre-clinical and clinical development activities anticipated to be conducted by Novo Nordisk, and planned tasks and resource allocations (including establishing a joint core project team) by each Party with the goal of conducting the Licensed Product scale up and other mutually-agreed Technology Transfer activities until completion of Technology Transfer.

(b) Subject to a budget approved, in writing, by both Parties, Novo Nordisk will pay Zosano for all of Zosano’s out of pocket costs and expenses (“Out-of-Pocket Costs”) and internal costs for personnel at the FTE rate set forth below (“FTE Costs”), incurred after the Effective Date associated with device development, formulation, scale up, manufacture, supply and Technology

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Transfer activities under this Agreement or the Device Development Agreement until completion of the Technology Transfer. Zosano shall conduct development and transfer activities not covered under the Work Plan (or after the completion of Technology Transfer) reasonably requested by Novo Nordisk, to the extent that the conduct of such activities does not conflict with Zosano’s internal operations and provided that Novo Nordisk reimburses Zosano for Zosano’s FTE Costs and Out-of-Pocket Costs associated with the conduct of such activities, including technical support, manufacturing support, regulatory support and support of scale-up (and, for purposes of clarity, any reference to “at Novo Nordisk’s cost” in this Agreement shall mean Zosano’s FTE Costs and Out-of-Pocket Costs). The initial FTE rate shall be at [**] (to be adjusted by Zosano on an annual basis based on changes in the Consumer Price Index (“CPI”), as quoted by the U.S. Department of Labor, Bureau of Labor Statistics, where the index as of January 1, 2014 shall be 100.) The FTE rate will not be adjusted until January 1, 2015. Zosano shall invoice Novo Nordisk for such services no more than once per month according to Novo Nordisk invoicing template attached hereto as Exhibit D.

(c) All payments by Novo Nordisk to Zosano shall be made within thirty (30) days of receiving an invoice from Zosano in accordance with the Study Plan or Work Plan and, in each case, Novo Nordisk Invoicing Instructions.

4.6	Manufacturing Costs. Zosano shall be responsible for development and scale up of the manufacturing process and for the manufacturing of clinical supply of the Licensed Product for Novo Nordisk until completion of the Technology Transfer (i.e., for the preclinical studies, Phase 1 Clinical Trial(s), Phase 2 Clinical Trial(s) and, at Novo Nordisk’s option, Phase 3 Clinical Trial(s), including any necessary validation studies). The Licensed Product will be supplied by Zosano to Novo Nordisk at [**]. Zosano shall own and shall be responsible for filing for and maintaining all necessary manufacturing approvals and permits to enable Zosano to manufacture, supply, test and store clinical supplies of Licensed Product as may be required or reasonably requested by Novo Nordisk. All reasonable documented costs associated with any modifications to Zosano’s facilities or other capital expenditures or committed resources required to manufacture, supply, test or store clinical supply of Licensed Product, in each case requested or approved in writing by Novo Nordisk, shall be borne by Novo Nordisk.

4.7	Novo Nordisk Supply Obligations. Novo Nordisk shall, free of charge to Zosano, use Commercially Reasonable Efforts to supply to Zosano in accordance with the Study Plan and/or Work Plan, whichever is applicable, sufficient quantities of GLP-1 Receptor Agonist(s) and all reasonably required technical information on GLP-1 Receptor Agonist(s), to enable Zosano to timely conduct its manufacturing, development and clinical supply activities under this Agreement.

4.8	Zosano Supply Obligations; Quality Agreement. Novo Nordisk and Zosano shall within three (3) months after the effective date of the Device Development

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Agreement enter into negotiations in good faith of a Quality Agreement concerning quality assurance, monitoring and other quality matters in connection with the manufacture and supply by Zosano of Licensed Product to Novo Nordisk to be used by Novo Nordisk in Clinical Trial(s). Zosano shall use Commercially Reasonable Efforts to manufacture and supply Licensed Product in accordance with the supply forecast set forth in the Work Plan, with the goal of supplying an amount sufficient for Novo Nordisk to satisfy its responsibility for product supply of Licensed Product. Zosano shall comply with U.S. cGMP for clinical supplies and all other governmental laws and regulations applicable in the U.S. in manufacturing and supplying Licensed Product for Phase 1 Clinical Trial(s) and Phase 2 Clinical Trial(s), as may be further set forth in the Quality Agreement. If Zosano is requested by Novo Nordisk to manufacture clinical supplies of Licensed Product for Phase 2 Clinical Trial(s) in the EU, Zosano shall use Commercially Reasonable Efforts to comply with cGMP applicable in the EU in manufacturing and supplying Licensed Product for Phase 2 Clinical Trial(s); provided, however, that all costs associated with any modifications to Zosano’s facilities or other capital expenditures to meet EU cGMPs shall be borne by Novo Nordisk.

4.9	Technology Transfer.

(a) At the appropriate time set forth in the Work Plan, Zosano shall transfer to Novo Nordisk the Licensed Know-How necessary for the development and manufacturing of the Licensed Product by Novo Nordisk (the “Technology Transfer”). The Technology Transfer shall proceed in accordance with the Work Plan and shall be subject to JCC oversight. Zosano shall also assist Novo Nordisk in the final scale-up of the manufacturing process, if reasonably requested by Novo Nordisk and at Novo Nordisk’s cost.

(b) Zosano shall use Commercially Reasonable Efforts to perform all activities assigned to Zosano under the Work Plan to develop the Licensed Product and to complete the Technology Transfer in accordance with the Work Plan. Novo Nordisk shall have reasonable access to designated personnel at Zosano who possess Know-How and/or other knowledge or information regarding Zosano Patch Technology within the Licensed Know-How, which is necessary or useful for the scale-up of manufacturing during the Technology Transfer process. After completion of the Technology Transfer, Zosano shall provide reasonable assistance to Novo Nordisk, if reasonably requested by Novo Nordisk and at Novo Nordisk’s cost, in connection with Novo Nordisk’s development and/or manufacturing of Licensed Product.

4.10

Access to Licensed Know-How After Completion of Technology Transfer. During the Technology Transfer process, Zosano shall use Commercially Reasonable Efforts to provide documentation to be specified by Zosano and Novo Nordisk in the Work Plan concerning the Licensed Know-How. Following

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

completion of Technology Transfer, Zosano shall continue to provide available Licensed Know-How to Novo Nordisk during the Term as follows:

(i)	upon Novo Nordisk’s reasonable request for specific additional Licensed Know-How;

(ii)	in connection with Novo Nordisk’s reasonable request for assistance in manufacture of the Licensed Product under this Agreement; or

(iii)	as otherwise agreed by the Parties during the Term;

in each of the foregoing cases, at Novo Nordisk’s cost.

5.	Joint Coordination Committee

5.1	JCC Formation; Responsibilities.

(a) As soon as practicable after the Effective Date, the Parties will form a Joint Coordination Committee (the “JCC”). The JCC will meet regularly, but not less than every three (3) months, until the completion of Technology Transfer (at which time the JCC shall disband). The first meeting of the JCC shall be held as soon as practicable after the Effective Date (but not later than approximately thirty (30) days following the Effective Date). The JCC may also meet more frequently on an ad hoc basis as and to the extent reasonably requested by either Party or if required to perform its role for initial discussion of any disputes in accordance with Section 5.2 and Section 5.3 below. The meetings shall be by telephonic or videoconference, or at a mutually agreed location, at mutually agreed times. The JCC shall have the authority to establish subcommittees or project teams from time to time. The JCC will not have the power to amend or waive compliance with, or the terms of, this Agreement. For the avoidance of doubt, the JCC shall have no authority to determine whether a development milestone under Section 3 has been met.

(b) Subject to the Quality Agreement, the JCC shall have the responsibility of managing, directing and overseeing formulation and clinical supply activities and the conduct of the Technology Transfer process, including, without limitation, the following responsibilities in this regard:

(i) establishing the initial Work Plan and any proposed amendments or updates thereto;

(ii) managing and monitoring the progress and results of the Technology Transfer activities and the Parties’ diligence in carrying out their responsibilities under the Work Plan;

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

(iii) determining Licensed Product needs, supply forecasts and timing to allow Novo Nordisk to conduct its toxicological and clinical development program as contemplated under the Work Plan;

(iv) managing and monitoring the scale-up of the manufacturing process (if needed and if desired by Novo Nordisk at its sole discretion) in connection with Technology Transfer activities; and

(v) serving as a forum for informal dispute resolution of issues that may arise in relation to purely operational or technical activities pursuant to this Agreement, including any disputes arising at project teams or subcommittees and submitted to the JCC for resolution.

5.2	JCC Governance. The JCC shall be comprised of no more than two (2) persons from each Party, with each Party collectively having one vote on the JCC. A Party may replace any or all of its representatives on the JCC at any time upon written notice to the other Party. Any member of the JCC may designate a substitute to attend and perform the functions of that member at any meeting of the JCC; provided that each JCC representative shall have sufficient experience and expertise in development and/or manufacturing matters in the pharmaceuticals and/or biotechnology industries to serve on the JCC. The JCC shall appoint a chairperson from among the Novo Nordisk members.

5.3

Escalation to Executive Officers. If the JCC cannot come to consensus on an issue within its purview within thirty (30) days of its submission to the JCC for resolution, such issue will then be referred to the Chief Executive Officer of Zosano, or such other officer designated by the Chief Executive Officer of Zosano from time to time, and the Executive Vice President, CSO of Novo Nordisk, or such other officer designated by the Executive Vice President, CSO of Novo Nordisk from time to time, for resolution. The executive/senior officers will use reasonable efforts to resolve the matter referred to them. If the executive/senior officers cannot reach a mutually acceptable decision within thirty (30) days after the issue was referred to them, then the Executive Vice President, CSO of Novo Nordisk will have the final authority to make decisions. Regardless of the aforementioned, the Executive Vice President, CSO of Novo Nordisk shall have no authority to make decisions (a) which will obligate Zosano to undertake any activity that is beyond its reasonable capabilities given its resources and capabilities at the time such activity is to occur; (b) impose new obligations on Zosano which will either (i) require additional personnel resources by Zosano or (ii) which impose additional costs implications for Zosano, unless, in the case of each of the foregoing clauses (i) and (ii), Novo Nordisk agrees to pay Zosano for its FTE Costs and Out-of-Pocket Costs to be incurred for undertaking such obligations; (c) to determine whether any milestone event required for the payment of any milestone payment has been achieved; or (d) to determine that

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Novo Nordisk has fulfilled or breached any obligations under this Agreement or that Zosano has fulfilled or breached any obligation under this Agreement.

5.4	JCC Updates. At each meeting of the JCC, each Party will provide the other Party with updates on the progress of (i) any remaining formulation activities, (ii) scale-up activities, (iii) other Technology Transfer activities for the Licensed Product, (iv) with respect to Novo Nordisk, any pre-clinical or clinical development activities with respect to the Licensed Product, and (v) any related issues with respect to any of the foregoing.

6.	Regulatory Matters

6.1	Regulatory Filings; Regulatory Approvals.

(a) Novo Nordisk shall, at its own cost and discretion, develop and obtain Regulatory Approval for the Licensed Product. Except as otherwise set forth below, Novo Nordisk shall be solely responsible for all regulatory and filing activities, and shall solely own all regulatory documents and registrations, related to Licensed Product, including all clinical trial applications and marketing applications filed with any Regulatory Authority in any jurisdiction.

(b) Notwithstanding the foregoing, in consultation with Novo Nordisk, Zosano shall provide to Novo Nordisk, at Novo Nordisk’s cost, necessary CMC and other manufacturing information for any regulatory filings for Licensed Product, which Novo Nordisk may submit to Regulatory Authorities prior to completion of Technology Transfer. Upon the reasonable request of Novo Nordisk, Zosano shall, at Novo Nordisk’s cost, provide Novo Nordisk with information that is Controlled by Zosano and reasonable assistance for any Novo Nordisk submission to a Regulatory Authority, including providing Novo Nordisk with access to any supporting preclinical data for Zosano Patch Technology component of the Licensed Product. Zosano shall promptly inform Novo Nordisk of any material change in information provided by Zosano under this Section 6.1 to the extent related to the Licensed Product. Novo Nordisk will reimburse Zosano for its FTE Costs and Out-of-Pocket Costs associated with any assistance and cooperation provided under this Section 6.1.

6.2	Interactions with Regulatory Authorities.

(a) Novo Nordisk shall provide to Zosano in a timely fashion copies of any subsection of any material regulatory communication or submission in the United States, Europe or Japan to the extent concerning the Zosano Patch Technology.

(b) Novo Nordisk shall inform Zosano of scheduled meetings, teleconferences and other interactions with regulators with respect to Licensed Product. If any such meetings, teleconferences or other interactions with regulators concern

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

solely Zosano Patch Technology, Novo Nordisk shall inform Zosano thereof sufficiently in advance to permit Zosano to participate in the scheduling, communicate with Novo Nordisk in advance, and attend. For the avoidance of doubt, any attendance by Zosano of any such meetings, teleconferences, and other interactions with regulators shall be at Zosano’s cost, unless Novo Nordisk requests Zosano’s attendance in writing.

6.3	Notice Concerning Safety or Efficacy Issues. Each Party shall provide the other Party with notice, within one (1) business day after notification or other information (directly or indirectly) that it receives (and providing, as soon as reasonably possible, copies of any associated written requests) that (a) raises any material concerns regarding the safety or efficacy of Licensed Product, (b) indicates or suggests a Third Party claim arising in connection with Licensed Product, or (c) is reasonably likely to lead to a recall of Licensed Product. Information that shall be disclosed (to the extent it relates to the subject matter of the foregoing clauses (a) through (c), inclusive) shall include without limitation:

(i)	inspections by a Regulatory Authority of manufacturing, distribution or other related facilities concerning Licensed Product;

(ii)	inquiries by a Regulatory Authority concerning clinical investigation activities (including inquiries of investigators, clinical monitoring organizations and other related parties) with respect to Licensed Product;

(iii)	any material communication (in any form, including written, oral or electronic form) from a Regulatory Authority involving the manufacture or commercialization of Licensed Product or any other Regulatory Authority reviews or inquiries relating to any event set forth in this Section 6.3;

(iv)	an initiation of any Regulatory Authority investigation, detention, seizure or injunction concerning Licensed Product; and

(v)	any other regulatory action (e.g., proposed labeling or other registrational dossier changes and recalls) that would affect Licensed Product.

6.4

Orange Book Listing. The Parties acknowledge that Novo Nordisk, may at its sole discretion during the Term decide to submit applicable Licensed Patents and Patent Rights in the Combined Intellectual Property for listing in the Orange Book for the applicable Licensed Product but with Zosano’s prior written consent, which shall not unreasonably withheld, delayed or conditioned. Novo Nordisk shall indemnify Zosano and its Affiliates for any claim that might be made against Zosano and its Affiliates with regard to the listing of such Patent Rights in the Orange Book, including proceedings connected with an alleged wrongful listing

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

of the applicable Patent Right in the Orange Book. If Novo Nordisk decides, at Novo Nordisk’s sole discretion but with Zosano’s prior written consent, to list an applicable Patent Right in the Orange Book, then at Novo Nordisk’s request, Zosano and/or its Affiliates, as applicable, shall provide all reasonable support necessary for Novo Nordisk to list the applicable Patent Rights, such support not to be unreasonably withheld, conditioned or delayed. In the event that such Patent Rights are listed in the Orange Book, Novo Nordisk shall use Commercially Reasonable Efforts to ensure, as permitted by applicable laws and/or Regulatory Authority, that Zosano and/or its Affiliates, as applicable, shall be listed as the owner, co-owner, assignee or licensee as appropriate of such Patent Rights and both Novo Nordisk and Zosano and/or its Affiliates as applicable shall be identified as the point of contact for any Paragraph IV Certifications (as defined in C.F.R. Title 21).

7.	Commercialization of Licensed Product

7.1	Commercial Supply. Following completion of Technology Transfer, Novo Nordisk shall, at its own cost and discretion, be responsible for supply of Licensed Product in the Territory.

7.2	Commercialization Activities. Novo Nordisk shall, at its own cost and discretion, be responsible for the marketing and sales activities for Licensed Product in the Territory and shall comply with applicable governmental laws and regulations applicable in any such jurisdiction for the marketing and selling of Licensed Product. Upon the reasonable request of Novo Nordisk, Zosano shall, at Novo Nordisk’s costs, provide Novo Nordisk with information and reasonable assistance for Novo Nordisk to comply with any regulations applicable to Licensed Product, including, without limitation, Novo Nordisk’s meeting its reporting and other obligations to maintain and update any marketing authorization for Licensed Product. Zosano shall promptly inform Novo Nordisk of any material change in information, including changes that would impact any Novo Nordisk filings or notice requirements, provided by Zosano under this Section 7.2.

8.	Records and Audit Rights

8.1

Compliance with Laws; Development and Manufacturing Records. To the extent applicable, each Party shall comply (and shall ensure that their respective Affiliates and sublicensees comply), in the conduct of activities hereunder, with current Good Laboratory Practices, Good Clinical Practices and Good Manufacturing Practices regulations promulgated by the FDA and as required by applicable laws and regulations and Regulatory Authorities other than the FDA, and shall make (and shall ensure that their respective Affiliates and sublicensees make), all facilities and records related to the Licensed Product available for audit

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

by any Regulatory Authority and by the other Party as set forth in this Agreement where work is performed by either Party at the request of the other Party.

8.2	Data Retention and Documentation. Each Party, at its own costs, shall be responsible for archiving all relevant and required original documentation and raw data in relation to the research, development, manufacturing and control of Licensed Product. The Parties shall keep all original notebooks for twenty (20) years and the Parties shall archive development documentation in accordance with their documentation control policies, which shall comply with all applicable laws. All original documentation related to manufacturing shall be kept for the retention period required by applicable laws. As part of the Technology Transfer or following completion of Technology Transfer, if requested by Novo Nordisk and at Novo Nordisk’s cost, Zosano shall provide Novo Nordisk with copies of all original documentation that it has with respect to research, development, manufacture and control of Licensed Product, including copies of appropriate portions of original lab notebooks. If, following the retention period required by applicable laws, Zosano desires to discard the data and documentation relating to manufacture and control of Licensed Product or the original lab notebooks Zosano shall notify Novo Nordisk of such decision and Novo Nordisk may assume responsibility for the archiving thereof at Novo Nordisk’s cost, or, if requested by Novo Nordisk and at Novo Nordisk’s cost, Zosano shall retain such data and documentation.

8.3	Regulatory Inspections. To the extent that Zosano is aware of, or notified by Novo Nordisk pursuant to Section 6.2 or Section 6.3, of regulatory inspections concerning the Licensed Product, upon reasonable advance notice and during normal business hours, Zosano shall allow any applicable Regulatory Authority to inspect Zosano facilities and to conduct reviews of any original documents or reports or any facilities that are deemed by such Regulatory Authority to be related to Licensed Product. Zosano shall reply promptly to the requests of such Regulatory Authority and will follow up promptly on actions required by such Regulatory Authority at Novo Nordisk’s cost to the extent solely related to an issue with respect to a Licensed Product. Zosano shall inform Novo Nordisk promptly in writing if any Regulatory Authority contacts Zosano with respect to such matters to the extent concerning the Licensed Product. Zosano shall in all cases provide to Novo Nordisk copies of all correspondence concerning the Licensed Product with such Regulatory Authority. Each Party shall provide assistance when reasonably requested by the other Party for inspections by a Regulatory Authority relating to Licensed Product. If a regulatory inspection is taking place at Novo Nordisk, Zosano shall, upon Novo Nordisk’s request and at Novo Nordisk’s cost, provide Novo Nordisk with copies of original records kept by Zosano required for such inspection within the time frame required for such inspections.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

8.4	Records Pertaining to Sales or Other Disposition of Licensed Product. Each Party shall keep complete, true and accurate books and records relating to development or manufacturing activities conducted by such Party under this Agreement for the period required by applicable laws. In addition, during the Term and three (3) years thereafter, Novo Nordisk shall keep (and cause its Affiliates and sublicensees to keep) complete and accurate records pertaining to the sale or other disposition of Licensed Products, in sufficient detail to permit Zosano to confirm the accuracy of royalties and sales milestones due hereunder, for at least five (5) years following the calendar quarter to which information relates. Novo Nordisk shall grant access during normal business hours to the books and records described in this Section 8.4 to Auditor (as defined below) selected by ALZA Corporation and reasonably acceptable to Zosano and Novo Nordisk for the sole purpose of verifying the accuracy of the written reports regarding, and calculations of, product payments due to ALZA Corporation under the ALZA Agreement.

8.5	Audit Rights Pertaining to Sales or Other Disposition of Licensed Product. During the Term and for [**] thereafter, Zosano shall have the right to appoint a certified public accountant from one of PricewaterhouseCoopers, Deloitte, Ernst & Young or KPMG, or another certified public accountant agreed to by the Parties (“Auditor”) to audit the relevant Net Sales records of Novo Nordisk and its Affiliates and sublicensees (as applicable) to verify the accuracy of the relevant Net Sales report and royalties and sales milestones payable, by inspection of relevant books of accounts and records, subject to the following terms:

(a) prior to inspecting any accounts and records, the Auditor must enter into a confidentiality agreement with Novo Nordisk (or its Affiliate or sublicensee, as applicable) that is reasonably satisfactory to Novo Nordisk (or its Affiliate or sublicensee, as applicable).

(b) Novo Nordisk and its Affiliates shall (and shall cause its sublicensees to) make their books and records available for inspection by the Auditor solely to verify the accuracy of its Net Sales report and royalties and sales milestones payable.

(c) Zosano shall give at least thirty (30) days prior notice to Novo Nordisk of when its Auditor shall visit Novo Nordisk and its Affiliates or sublicensees.

(d) Novo Nordisk and its Affiliates shall (and shall cause its sublicensees to) give access to the Auditor to the relevant books and records during regular business hours at the place or places where the books and records are usually kept. While inspecting such accounts and records, the Auditor must abide by all of Novo Nordisk’s (or its Affiliate’s or sublicensee’s) standard rules and regulations and the Auditor will not be entitled to take copies of any such accounts and records.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

(e) The Auditor shall prepare and deliver to each Party a report setting out its findings no later than thirty (30) days after the audit has been completed.

(f) Any report by an Auditor under this Section 8.5 shall be deemed Confidential Information of Novo Nordisk and Zosano shall keep confidential, in accordance with Section 12, the report received from the Auditor and any other information received or learned in connection with the audit.

(g) Zosano’s audit right under this Section 8.5 may not be exercised more than once in any calendar year and once a particular calendar year is audited, it may not be reaudited (unless the original audit reflected any underpayment by Novo Nordisk of more than [**], in which event such records may be reaudited).

(h) Zosano shall bear the audit costs, except where the audit shows that Novo Nordisk has underpaid Zosano by more than [**] of the total amount due for a calendar year, in which case Novo Nordisk shall pay for Zosano’s reasonable and documentable audit costs. Zosano shall indemnify and hold Novo Nordisk harmless from any losses resulting from any negligence or any other act or omission on the part of the Auditor’s inspecting and auditing records and accounts under this Section 8.5.

(i) Where there has been an underpayment, Novo Nordisk shall pay to Zosano the underpayment with interest calculated pursuant to Section 3.6 (together with reasonable and documentable audit costs if applicable) within thirty (30) days of its receipt of the Auditor’s report. In the case of overpayment by Novo Nordisk, Novo Nordisk may, at its option, offset any future royalty payments payable to Zosano by the amount of overpayment, or it may request reimbursement from Zosano within thirty (30) days of its receipt of the Auditor’s report.

(j) Upon the expiration of [**] following the end of any calendar quarter, the report or calculation of any royalties or sales milestone sums payable under this Agreement by Novo Nordisk with respect to such calendar quarter will be binding and conclusive upon Zosano, and Novo Nordisk will be released from any liability or accountability with respect to such report or calculation and any payments made thereto.

8.6

Zosano Change of Control. Upon the occurrence of a Zosano Change of Control following the completion of the Technology Transfer, Novo Nordisk may, in its sole discretion, terminate or suspend all reporting obligations of Novo Nordisk to Zosano other than those in respect of (a) Net Sales, royalty and the milestone payments (including information related to anticipated and actual achievement of such milestones), (b) information that is reasonably

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

necessary for Zosano to comply with applicable laws or regulatory requirements, including information which Novo Nordisk is required to disclose to Zosano under Sections , 6.3, 6.4, and 9.4, and (c) information about sublicensees, in accordance with Section 2.6.

9.	Intellectual Property

9.1	Ownership of Intellectual Property.

(a) Novo Nordisk Background Intellectual Property shall remain the property of Novo Nordisk. Zosano Background Intellectual Property shall remain the property of Zosano. Novo Nordisk shall own exclusively Novo Nordisk Foreground Intellectual Property and Combined Intellectual Property. Zosano shall own exclusively Zosano Foreground Intellectual Property.

(b) Each Party hereby assigns Novo Nordisk Intellectual Property and Combined Intellectual Property to Novo Nordisk and hereby assigns Zosano Intellectual Property to Zosano, and shall cause any employees, agents or consultants of that Party and its Affiliates to, execute formal assignments and any such instruments prepared by the other Party, which such other Party deems necessary to vest its ownership of its Foreground Intellectual Property (i.e., Zosano Foreground Intellectual Property if such other Party is Zosano, or Novo Nordisk Foreground Intellectual Property if such other Party is Novo Nordisk).

9.2	Prosecution of Licensed Patents. Subject to the provisions of this Section 9.2, Zosano, at its sole discretion and expense, will prosecute and determine the strategy of prosecution of the Licensed Patents.

(a) Zosano shall, at least twice in each calendar year and at minimum intervals of six (6) months, during the Term provide Novo Nordisk with any changes to the list of Licensed Patents, including relevant filing, priority, and status information, beginning on the date that is six (6) calendar months following the Effective Date.

(b) Zosano shall provide Novo Nordisk with timely notification regarding any information, excluding the correspondence covered by clause (c) below, it discovers during the Term that may be reasonably considered to adversely impact the validity, enforceability, scope or term of any Licensed Patent.

(c) If requested by Novo Nordisk, Zosano shall timely provide Novo Nordisk with copies of all material correspondence from any Patent Authority regarding Licensed Patents, provided such material correspondence cannot be obtained from a Patent Authority website.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

(d) If requested by Novo Nordisk, Zosano shall provide Novo Nordisk with a copy of any proposed filing with any Patent Authority in connection with proceedings before any Patent Authority with Licensed Patents and shall provide to Novo Nordisk a reasonable opportunity (at least 10 calendar days) to comment on any such proposed filing with respect to such Licensed Patents, which comments Zosano shall consider in good faith.

(e) If Zosano elects to discontinue prosecution or maintenance of any Licensed Patent, Zosano shall so advise Novo Nordisk in writing at least sixty (60) calendar days in advance of such discontinuance and, if requested by Novo Nordisk, shall discuss with Novo Nordisk Zosano’s reasons for such discontinuance. If requested by Novo Nordisk and at Novo Nordisk’s cost, Zosano will or authorize Novo Nordisk to take action to prevent such abandonment of such Licensed Patent, unless Zosano has a material business or legal reason for not taking such action.

(f) In connection with Section 6.4, for Licensed Patents, which Novo Nordisk lists in the Orange Book for the Licensed Product, Zosano shall timely provide Novo Nordisk with any updated patent, reexamination or reissue numbers within fifteen (15) days of issuance by the Patent Authority.

9.3	Prosecution of Combined Intellectual Property.

Subject to the provisions of this Section 9.3, Novo Nordisk will have the sole right to, at its sole discretion and expense, file, prosecute and determine the strategy of prosecution of the Combined Intellectual Property and, with respect to patent applications Novo Nordisk elects to file on Combined Intellectual Property, Novo Nordisk will prosecute and determine the strategy of prosecution of such patent applications. If Zosano reasonably believes, based on written invention disclosures, that an invention may be patentable and would be considered Combined Intellectual Property under this Agreement and/or the Device Development Agreement, then Zosano shall promptly notify Novo Nordisk in writing within thirty (30) days. Novo Nordisk shall, at its discretion, determine whether to file a patent application on such Combined Intellectual Property. If Novo Nordisk elects to file a patent application on such Combined Intellectual Property, Novo Nordisk shall have the right to decide when to file the priority application on such Combined Intellectual Property.

(a) Novo Nordisk shall, at least twice in each calendar year and at minimum intervals of six (6) months, during the Term provide Zosano with any changes to the list of Patent Rights included in the Combined Intellectual Property, including relevant filing, priority, and status information, beginning on the date that is six (6) calendar months following the Effective Date.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

(b) Novo Nordisk shall provide Zosano with timely notification regarding any information, excluding the correspondence covered by clause (c) below, it discovers during the Term that may be reasonably considered to adversely impact the validity, enforceability, scope or term of any Patent Right included in the Combined Intellectual Property.

(c) If requested by Zosano, Novo Nordisk shall timely provide Zosano with copies of all material correspondence from any Patent Authority regarding such Patent Rights, provided such material correspondence cannot be obtained from a Patent Authority website.

(d) If requested by Zosano, Novo Nordisk shall provide Zosano with a copy of any proposed filing with any Patent Authority in connection with proceedings before any Patent Authority with such Patent Rights and shall provide to Zosano a reasonable opportunity (at least 10 calendar days) to comment on any such proposed filing with respect to such Patent Rights, which comments Novo Nordisk shall consider in good faith.

(e) If Novo Nordisk elects to discontinue prosecution or maintenance of any such Patent Right, Novo Nordisk shall so advise Zosano in writing at least sixty (60) calendar days in advance of such discontinuance and, if requested by Zosano, shall discuss with Zosano Novo Nordisk’s reasons for such discontinuance. If requested by Zosano and at Zosano’s cost, Novo Nordisk will or authorize Zosano to take action to prevent such abandonment of such Patent Right, unless Novo Nordisk has a material business or legal reason for not taking such action.

(f) In connection with Section 6.4, for such Patents Rights included in the Combined Intellectual Property, which Novo Nordisk lists in the Orange Book for the Licensed Product, Novo Nordisk shall timely provide Zosano with any updated patent, reexamination or reissue numbers within fifteen (15) days of issuance by the Patent Authority.

9.4	Notice of Infringement; Enforcement of Intellectual Property.

(a) Each Party shall promptly (and in any event within five (5) business days in the case of clause (ii) or (iii)) report in writing to the other Party during the Term (i) any known or suspected infringement of, or unauthorized use of, or challenge to, any of the Zosano Intellectual Property, Combined Intellectual Property or Novo Nordisk Intellectual Property, (ii) any certification filed pursuant to 21 U.S.C. § 355(b)(2)(A)(vii) or 21 U.S.C. § 355(j)(2)(A)(vii) (or any amendment or successor statute thereto) claiming that any Patent Rights within the Zosano Intellectual Property, Combined Intellectual Property or the Novo Nordisk Intellectual Property are invalid or otherwise unenforceable, or that infringement will not arise from the manufacture, use, import, offer for sale, or sale of a product by a Third Party, (iii) any notice of an abbreviated BLA or other

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

regulatory filing relying in whole or in part upon the data in any regulatory filing for the Licensed Product (other than for Zosano Patch Technology being used by Third Parties) and all information received from the filer of the abbreviated BLA, including, without limitation, a copy of the abbreviated BLA, or (iv) without limiting the generality of Section 10, any claim by a Third Party that the development, manufacture or commercialization of the Licensed Product or the practice by either Party of the Zosano Intellectual Property, Combined Intellectual Property or the Novo Nordisk Intellectual Property in such activities infringes or misappropriates the intellectual property rights of such Third Party, and shall provide the other Party with all available evidence supporting such known or suspected infringement or unauthorized use. For any of the disclosure or notification obligations of the Parties under this Section 9.4(a), it is understood that all information disclosed under such obligations is covered by the provisions of Section 12, and further that neither Party shall be required, by such obligations, to disclose legally privileged information or information with respect to which such Party is subject to confidentiality or other contractual obligations to Third Parties, unless required to do so by operation of law.

(b) After consultation by Zosano with Novo Nordisk, as between Zosano and Novo Nordisk, Zosano shall have the first right, but not the obligation, to enforce and/or defend Licensed Patents. If requested to do so by Zosano, Novo Nordisk shall reasonably cooperate with Zosano, at Zosano’s cost in the enforcement or defense of Licensed Patents. Novo Nordisk shall be kept reasonably advised at all times of such suit or proceedings brought by Zosano with respect to the Licensed Patents. Within thirty (30) days after receiving notice of an infringement or a lawsuit on the validity of a patent (or, in the case of a certification received pursuant to either 21 U.S.C. §§ 355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or its successor provisions, or any similar provision in a country in the Territory other than the United States, within ten (10) business days), Zosano shall decide if it shall institute legal action to enforce and/or defend Licensed Patents and shall notify Novo Nordisk of its decision. If Zosano fails to institute legal action to enforce and/or defend the Licensed Patent(s) within the aforementioned period, then Novo Nordisk shall have the right, but not the obligation, initiate and conduct such legal action. If Zosano does institute such legal action, but desires at any point in such legal action to cease to continue with such action, then Zosano will provide a reasonable written notice to Novo Nordisk prior to discontinuing such action and Novo Nordisk shall then have the right, but not the obligation, to continue such legal action. The foregoing will be subject to ALZA Corporation’s rights under Sections 7.4 and 7.5 of the ALZA Agreement relating to infringement claims.

(c) After consultation by Novo Nordisk with Zosano, as between Zosano and Novo Nordisk, Novo Nordisk shall have the first right, but not the obligation, to enforce and/or defend the Patent Rights included in the Combined Intellectual Property. If requested to do so by Novo Nordisk, Zosano shall reasonably

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

cooperate with Novo Nordisk, at Novo Nordisk’s cost in the enforcement or defense of such Patent Rights. Zosano shall be kept reasonably advised at all times of such suit or proceedings brought by Novo Nordisk with respect to such Patent Rights. Within thirty (30) days after receiving notice of an infringement or a lawsuit on the validity of a patent (or, in the case of a certification received pursuant to either 21 U.S.C. §§ 355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or its successor provisions, or any similar provision in a country in the Territory other than the United States, within ten (10) business days), Novo Nordisk shall decide if it shall institute legal action to enforce and/or defend the Patent Rights included in the Combined Intellectual Property and shall notify Zosano of its decision. If Novo Nordisk decides not to institute legal action to enforce and/or defend such Patent Right(s) within the aforementioned period, and if Zosano sends Novo Nordisk a written request to institute such legal action, then Novo Nordisk shall, at its discretion, either assign the relevant Combined Intellectual Property to Zosano or grant Zosano the right, but not the obligation, to initiate and conduct such legal action at Zosano’s cost. If Novo Nordisk does institute such legal action, but desires at any point in such legal action to cease to continue with such action, then Novo Nordisk will provide a reasonable written notice to Zosano prior to discontinuing such action and, upon Zosano’s written request to continue with such action, Novo Nordisk shall, at its discretion, either assign the relevant Combined Intellectual Property to Zosano or grant Zosano the right, but not the obligation, to continue such legal action at Zosano’s cost.

(d) Zosano and Novo Nordisk agree that upon and after the filing of a BLA for any Licensed Product, the Parties will in good faith initiate discussion of and agree on a preliminary list of Patent Rights to be provided upon the filing of any abbreviated BLA (i) within sixty (60) days of the BLA filing for such Licensed Product,(ii) periodically and in any event upon approval of such BLA and at least every six (6) months thereafter, and (iii) upon receipt of notice of the filing of an abbreviated BLA, each in a manner reasonably intended to enable Novo Nordisk to respond in a satisfactory and timely manner to any biosimilar applications and patent proceedings under the Biologics Price Competition and Innovation Act relating to such Licensed Product. Novo Nordisk shall timely provide the list of Patent Rights the Parties have agreed to provide to the filer of the abbreviated BLA and take all other actions to protect the Licensed Patents and Patent Rights in the Combined Intellectual Property. Zosano shall cooperate and provide information as reasonably required by Novo Nordisk and at Novo Nordisk’s cost.

9.5	Enforcement of Novo Nordisk and Combined Intellectual Property.

Subject to Section 9.6, Novo Nordisk shall have the sole right to enforce the Novo Nordisk Intellectual Property and after consultation by Novo Nordisk with Zosano, Novo Nordisk shall have the sole right, but not the obligation, to enforce and/or defend the Patent Rights in Combined Intellectual Property at its own instigation and expense. If requested to do so by Novo Nordisk, Zosano shall

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

reasonably cooperate with Novo Nordisk to enforce such rights in relation to the Licensed Product, provided that Zosano is reimbursed for FTE Costs and Out-of-Pocket Costs incurred in providing such cooperation. Zosano shall be kept reasonably advised at all times of such suit or proceedings brought by Novo Nordisk with respect to any Combined Intellectual Property.

9.6	Conduct of Prosecution and Enforcement.

(a) The Party prosecuting, enforcing and/or defending the Licensed Patents or Combined Intellectual Property shall conduct such actions in a way that shall not have a material adverse impact on the rights granted to Novo Nordisk or on the scope or enforceability of the Licensed Patents or Combined Intellectual Property. The Party enforcing and/or defending the Licensed Patents or Combined Intellectual Property may enter into any settlement, consent judgment or other voluntary final disposition of any action contemplated by this Section 9.6 without the other Party’s prior consent; provided that (i) the other Party receives a general release of any claims against it in such proceeding and is promptly provided thereafter a copy of such settlement, consent judgment or other voluntary disposition, and (ii) such settlement does not have a material adverse impact on the rights granted to Novo Nordisk hereunder or on the scope or enforceability of the Licensed Patents or Combined Intellectual Property or result in a payment or other liability or admission by the other Party to a Third Party. Any other settlement, consent judgment or voluntary final disposition of any proceeding under Section 9.6 by the Party enforcing and/or defending the Licensed Patents or Combined Intellectual Property shall require the prior written consent of the other Party, which consent such other Party shall not unreasonably withhold. With respect to any suit or action regarding Combined Intellectual Property as set forth in the above, any recovery obtained as a result of any such proceeding, by settlement or otherwise, shall (x) first be used to reimburse Novo Nordisk and Zosano for their reasonable costs and legal fees incurred in the conduct of such proceedings, (y) with respect to any suit or action regarding infringement of Combined Intellectual Property by a Third Party product that competes with the Licensed Product, any remaining amount shall be divided as follows: [**].

(b) In the event either Party initiates and/or conducts any legal action to enforce and/or defend the Licensed Patents, the other Party shall provide the initiating Party with all reasonable assistance in such legal action, at the initiating Party’s expense. If either Party is required under any law to join any such legal action initiated by the other Party or if the failure of either Party to become a party to such suit, action or proceeding would in the opinion of counsel to the initiating Party risk dismissal thereof, the other Party shall execute all papers and perform such other acts as may be reasonably required to permit the litigation to be initiated or conducted (including initiating a suit before a court or tribunal at the initiating Party’s request or permitting the other Party to initiate a legal action in the name of Zosano and Novo Nordisk), and the initiating Party shall reimburse

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

the other Party for its reasonable out-of-pocket expenses relating to its joining thereto and participation therein. If the other Party is required to be joined as a party in any action initiated by a Party, then upon the request of the initiating Party, the other Party shall waive any objection to such joinder on the grounds of personal jurisdiction, venue, or forum non conveniens.

(c) For Combined Intellectual Property, Novo Nordisk may enter into any settlement, consent judgment, or other voluntary final disposition of any action contemplated by this Section 9.6 without Zosano’s prior consent; provided, however, that (i) Zosano receives a general release of any claims against it in such proceeding and is promptly provided thereafter a copy of such settlement, consent judgment or other voluntary disposition, and (ii) such settlement does not result in a payment, admission or other liability by Zosano to a Third Party. Any other settlement, consent judgment or voluntary final disposition of any proceeding under Section 9.6(b) by Novo Nordisk shall require the prior written consent of Zosano, which consent Zosano shall not unreasonably withhold.

9.7	Trademarks. Novo Nordisk shall have the sole right to develop trademarks and trade dress in connection with the marketing, sale, advertising and/or promotion of any Licensed Product in the Territory, and Novo Nordisk shall own such trademark(s) and trade dress, and all associated goodwill, and shall prosecute, maintain and enforce such trademarks and trade dress at its own cost and discretion. Notwithstanding the foregoing, Zosano shall promptly notify Novo Nordisk of any known, threatened or suspected infringement, imitation or unauthorized use of or unfair competition relating to such trademarks and trade dress, and shall cooperate with Novo Nordisk and use reasonable efforts to assist Novo Nordisk in the protection of such trademarks and trade dress, if such additional cooperation or assistance is reasonably requested by Novo Nordisk and at Novo Nordisk’s cost.

9.8	Inventorship. Notwithstanding anything to the contrary herein, inventorship shall be determined in accordance with U.S. patent law.

10.	Indemnification

10.1

Indemnification by Novo Nordisk. Novo Nordisk agrees to indemnify, defend and hold harmless Zosano and its Affiliates, and their respective officers, directors, employees, and their respective successors, heirs and assigns (the “Zosano Indemnitees”), from and against any and all claims, costs, expenses, damages and liabilities, including reasonable legal costs (“Losses”), to which the Zosano Indemnitees may become subject as a result of any claim, demand, action, suit or other proceeding by any Third Party (a) arising out of (i) the negligence, recklessness or wrongful intentional acts or omissions of Novo Nordisk, its Affiliates and its or their respective directors, officers, employees and agents, in connection with Novo Nordisk’s performance of its obligations or exercise of its

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

rights under this Agreement; (ii) any breach by Novo Nordisk of any representation, warranty or covenant set forth in this Agreement; or (iii) the research, development, manufacture, use, import, export, sale, offer for sale, and any transfer of Licensed Product by Novo Nordisk, its Affiliates and/or sublicensees, or (b) alleging infringement of Third Party intellectual property rights by use of Novo Nordisk Intellectual Property or Combined Intellectual Property in the research, development, manufacture, use, import, export, sale, offer for sale and/or any transfer of Licensed Product, except to the extent such Losses result from (i) the negligence or willful misconduct of Zosano; (ii) breach of this Agreement or the Quality Agreement by Zosano; or (iii) any claim by a Third Party alleging that the grant of rights by Zosano to Novo Nordisk under this Agreement violates or conflicts with the terms of any license or other grant of rights by Zosano to such Third Party.

10.2	Indemnification by Zosano. Zosano shall indemnify, defend and hold harmless Novo Nordisk and its Affiliates and their respective officers, directors, employees, and their respective successors, heirs and assigns (the “Novo Nordisk Indemnitees) from and against any and all Losses, to which the Novo Nordisk Indemnitees may become subject as a result of any claim, demand, action or other proceeding by any Third Party (a) arising out of the negligence, recklessness or wrongful intentional acts or omissions of Zosano, its Affiliates and/or its sublicensees (excluding Novo Nordisk) and its or their respective directors, officers, employees and agents, in connection with Zosano’s performance of its obligations or exercise of its rights under this Agreement, Device Development Agreement, or Quality Agreement; or (b) any breach by Zosano of any representation, warranty or covenant set forth in this Agreement, except to the extent such Losses result from (i) the negligence or willful misconduct of Novo Nordisk, or (ii) breach of this Agreement or the Quality Agreement by Novo Nordisk.

10.3	Conduct of Claims. The Party seeking an indemnity (the “First Party”) shall:

(i)	fully and promptly notify the other Party (the “Indemnifying Party”) of any claim or proceedings, or threatened claim or proceedings, for which the First Party may assert indemnification from the Indemnifying Party pursuant to this Section 10;

(ii)	the First Party will permit the Indemnifying Party and its insurer(s), at the Indemnifying Party’s expense, to take full control of such claim or proceedings, with counsel of the Indemnifying Party’s choice reasonably acceptable to the First Party, provided that the Indemnifying Party shall reasonably and regularly consult with the First Party in relation to the progress and status of such claim or proceedings, and the First Party may participate in the defense of such claim or proceeding using counsel of its own choice at the First Party’s expense;

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

(iii)	the First Party will reasonably co-operate with the Indemnifying Party in the investigation and defense of such claim or proceedings at the Indemnifying Party’s expense; and

(iv)	take reasonable steps to mitigate any loss or liability in respect of any such claim or proceedings.

The Indemnifying Party may settle a claim or proceeding on terms that provide only for monetary relief and include a general release of the First Party and do not include any admission of liability or impose any obligation on the First Party. Except as set forth above, neither the Indemnifying Party nor the First Party shall acknowledge the validity of, compromise or otherwise settle any claim or proceeding without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

11.	Representations and Warranties

11.1	Mutual Representations, Warranties and Covenants. Each Party represents, warrants as of the Effective Date and, with respect to Sections (e) and (g) below, covenants to the other that:

(a) It is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and has full corporate power and legal right and authority to enter into this Agreement and to carry out the provisions hereof.

(b) It is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action.

(c) This Agreement is legally binding upon it, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The execution, delivery and performance of this Agreement by it does not conflict with, or result in the breach of the terms of, any agreement, or instrument, to which it is a Party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

(d) no consent, approval, authorization or order of any court or governmental agency or governmental body or Third Party is required for execution and delivery by such Party of this Agreement.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

(e) It has not, and shall not during the Term, grant any right to any Third Party, which would conflict in any material respect with the rights granted to the other Party hereunder.

(f) It is not engaged in any litigation or arbitration, or in any dispute reasonably likely to lead to litigation, arbitration or other proceeding, which would materially affect the validity of this Agreement or its ability to fulfill its obligations under this Agreement.

(g) each employee, agent and consultant of such Party engaged in the performance of activities under this Agreement is, or shall be prior to the performance of any such activities under this Agreement, contractually bound to (i) assign to such Party all of its, his or her right, title and interest in and to any Intellectual Property arising from activities performed by such employee, agent or consultant under this Agreement, and (ii) comply with confidentiality and non-use obligations that are at least as restrictive as those set forth in Section 12.

11.2	Zosano Representations, Warranties and Covenant.

(a) Zosano represents and warrants to Novo Nordisk that as of the Effective Date:

(i)	the rights granted to Novo Nordisk and its Affiliates hereunder do not conflict with rights granted by Zosano to any Third Party;

(ii)	to Zosano’s knowledge, the use of Zosano Intellectual Property as contemplated under this Agreement does not infringe any issued patents of any Third Party.

(iii)	it Controls the Zosano Intellectual Property in the Territory and (i) there are no agreements with, assignments by, restrictions, liens or encumbrances on, disputes with, or proceedings or claims against, Zosano or its Affiliates relating to, affecting or limiting Zosano’s rights with respect to the Zosano Intellectual Property, other than a security interest granted in connection with a promissory note of Zosano and Zosano’s parent, ZP Holdings, Inc., with BMV Direct SOTRS LP (as assignee of BioMed Realty Holdings, Inc.);

(iv)	Exhibit A identifies all of the pending patent applications and unexpired patents that are Licensed Patents and, as of the Effective Date, are either (i) owned by Zosano or (ii) licensed to Zosano by Third Parties;

(v)	each of the issued patents included in the Licensed Patents that is owned by Zosano has been duly maintained and is valid and enforceable;

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

(vi)	to Zosano’s knowledge, each of Issued Patent Claims included in the Licensed Patents and licensed to Zosano by Third Parties has been duly maintained and is valid and enforceable;

(vii)	none of the patents or patent applications set forth in Exhibit A is (i) subject to a pending interference action, opposition action, re-examination proceeding, litigation or other similar action by a Third Party challenging such patents or patent applications, other than actions by Patent Authorities in connection with the prosecution of patent applications, or (ii) has been abandoned, or has been asserted to be invalid or unenforceable in a communication to Zosano or is subject to any inventorship proceeding or dispute;

(viii)	to Zosano’s knowledge, except for the Licensed Patents, there are no Third Party patents and/or patent applications that claim Zosano Patch Technology; and

(ix)	(1) the ALZA Agreement is in full force and effect and has not been terminated;

(2) to Zosano’s knowledge, ALZA does not have a basis to terminate the ALZA Agreement; and

(3) Zosano has not received any notices from ALZA alleging that Zosano is in material breach of the ALZA Agreement.

(b) Zosano hereby covenants to Novo Nordisk that after the Effective Date Zosano shall: (i) perform its obligations under and in accordance with the terms and conditions of the ALZA Agreement; (ii) provide prompt notice to Novo Nordisk of (1) any notice it receives from ALZA of any alleged material breach of the ALZA Agreement, or (2) any event that constitutes an uncured material breach of the ALZA Agreement; and (iii) not amend, modify or terminate the ALZA Agreement in a way that impacts Novo Nordisk’s rights under this Agreement without the prior written consent of Novo Nordisk.

11.3	Novo Nordisk Representations and Warranties. Novo Nordisk represents and warrants to Zosano that, as of the Effective Date:

(a) the rights granted to Zosano and its Affiliates hereunder do not conflict with rights granted by Novo Nordisk to any Third Party; and

(b) it Controls the Novo Nordisk Intellectual Property in the Territory.

11.4	Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT AND THE QUALITY AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO. Without limiting the generality of the foregoing, each Party expressly does not warrant the successful development, manufacture or commercialization of any Licensed Product.

11.5	Limitation of Liability. EXCEPT FOR LIABILITY FOR BREACH OF SECTION 12 (CONFIDENTIALITY) AND WITHOUT PREJUDICE TO THE OBLIGATION OF EITHER PARTY TO INDEMNIFY THE OTHER WITH RESPECT TO CLAIMS BY A THIRD PARTY UNDER SECTION 10, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR OTHER INDIRECT DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER; PROVIDED, HOWEVER, THAT THIS SECTION 11.5 SHALL NOT BE CONSTRUED TO LIMIT DAMAGES AWARDED SPECIFICALLY WITH RESPECT TO EITHER PARTY’S GROSS NEGLIGENCE OR WILFULL CONDUCT.

12.	Confidentiality

12.1

Use and Disclosure of Proprietary Information. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party agrees to hold, and will cause their respective officers, directors, employees, agents, attorneys, accountants, consultants, advisors and agents (“Representatives”) to hold, including any of the aforementioned employed by a Party’s Affiliates, in confidence, and not disclose to any person, and shall not, and will cause its Representatives to not, use for any purpose other than as expressly provided for in this Agreement, any Confidential Information furnished to it by the other Party pursuant to this Agreement or any Confidential Information of the other Party developed as part of the activities hereunder. Each Party may use such Confidential Information only to the extent required for the purposes of this Agreement. Each Party shall disclose Confidential Information of the other Party only to its Representatives (i) who have a need to know such Confidential Information in the course of the performance of their duties under this Agreement, (ii) who are informed of the confidential nature of the Confidential Information, and (iii) who agree in writing (enforceable by the other Party) to comply with the terms of this Agreement as if a party hereto or are otherwise bound by obligations of confidentiality and non-use of Confidential Information at least as stringent as those set forth in this Agreement. Each Party shall adopt and maintain programs and procedures that are reasonably calculated to protect the confidentiality of Confidential Information and shall be responsible to the other Party for any

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

disclosure or misuse of Confidential Information that results from a failure to comply with the terms of this Section 12 by such Party or such Party’s Representatives. Each Party shall promptly report to the other Party any actual or suspected violation of the terms of this Section 12 and shall take all reasonable further steps requested by the other Party to prevent, control or remedy any such violation. A breach of this Section 12 by either Party’s Representative shall be considered a breach by such Party itself.

12.2	Limitations on Obligations. The obligations of each Party specified in this Section 12 shall not apply, and such Party shall have no further obligations, with respect to any Confidential Information of the other Party that the receiving Party can prove by competent written evidence:

(a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party or its Affiliates, generally known or available to the public;

(b) is known by the receiving Party or its Affiliates at the time of receiving such information other than as a result of the receiving Party’s or its Affiliates’ breach of any legal obligation, as evidenced by its or its Affiliates’ records;

(c) becomes known to the receiving Party or its Affiliates through disclosure, as a matter of right and without restriction on disclosure, by a Third Party who is under no obligation of non-disclosure to the disclosing Party or its Affiliates; or

(d) is independently developed by the receiving Party without the aid, reference to, reliance upon or use of the Confidential Information of the disclosing Party, as evidenced by such Party’s written records; or

(e) is the subject of a written permission to disclose provided by the disclosing Party.

12.3	Exceptions. Each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is necessary in the following instances:

(a) filing or prosecuting patents as permitted by this Agreement in order to obtain Patent Rights that a Party is expressly permitted to obtain under this Agreement;

(b) regulatory filings for Licensed Product as permitted by this Agreement;

(c) prosecuting or defending litigation as permitted by this Agreement;

(d) complying with applicable court orders (or complying with oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) or governmental regulations or law,

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

including the rules of the U.S. Securities and Exchange Commission and any stock exchange;

(e) disclosure to Third Party potential bona fide licensees or acquirors (except that in the case of Novo Nordisk Competitors, no Confidential Information of Novo Nordisk, other than a redacted copy of this Agreement, may be shared), in connection with due diligence or similar investigations by such Third Party licensees, and disclosure to potential Third Party investors in confidential financing documents, provided, in each case, that any such Third Party agrees to be bound by reasonable obligations of confidentiality and non-use; and

(f) Zosano may provide to ALZA Corporation a copy of this Agreement, redacted by Novo Nordisk to exclude any information not necessary for assessing Zosano’s compliance with the ALZA Agreement;

provided that, if a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 12.3(c), (d), or (e) it shall, except where impracticable, give reasonable advance notice to the other Party of such disclosure request or requirement so that the other Party may seek an appropriate protective order or other appropriate remedy or waive compliance with the provisions of this Agreement. The Party that is required to make the disclosure shall reasonably cooperate with the other Party (at such other Party’s sole cost and expense) to obtain such a protective order or other remedy. If such order or other remedy is not obtained, or the other Party waives compliance with the provisions of this Agreement, then such Party shall only disclose that portion of the Confidential Information which it is advised by counsel that it is legally required to so disclose and shall use reasonable efforts to obtain reliable assurance (at the other Party’s sole cost and expense) that confidential treatment will be accorded the Confidential Information so disclosed. Without limiting the generality of the foregoing, the Parties shall consult with each other on the provisions of this Agreement to be redacted in any filings made by either Party with the U.S. Securities and Exchange Commission or foreign counterpart or as otherwise required by law.

12.4

Publications. If Novo Nordisk proposes to publish or present on any results or data related to the manufacture or use of the Zosano Patch Technology (excluding publications or presentations which include only a standard source reference to Zosano Patch Technology, consistent with scientific journal publication practices), Zosano shall have the right to review and comment on any material proposed for such publication or presentation by Novo Nordisk, such as by oral presentation at scientific conferences or seminars, scientific journal manuscripts or abstracts. Before any such material is submitted for publication or presentation, Novo Nordisk shall deliver a complete copy of such material to Zosano at least thirty (30) days prior to the proposed submission for publication or presentation, and Zosano shall use reasonable efforts to give its comments to

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Novo Nordisk within twenty (20) days following delivery of such material. With respect to oral presentation materials and abstracts, Zosano shall use reasonable efforts to expedite review of such material and to provide comments (if any) to Novo Nordisk within fifteen (15) days following the date of delivery of such material to Zosano. Novo Nordisk shall (a) give due consideration to any editorial comments of Zosano, (b) comply with Zosano’s request to delete references to Zosano’s Confidential Information in any such material, and (c) delay any submission for publication or presentation for a period of up to an additional ninety (90) days for the purpose of preparing and filing appropriate patent applications in accordance with the terms of Section 9.2 hereof.

12.5	Announcements. Except as expressly permitted in this Agreement, neither Party shall issue any public announcement, press release or other public disclosure regarding this Agreement or its subject matter, nor use the name of the other Party in any publicity, advertising or announcement, without the other Party’s prior written consent, except for any such disclosure that is, in the opinion of counsel to the Party proposing to make such disclosure, required by law or the rules or regulations of the U.S. Securities and Exchange Commission or of a stock exchange on which the securities of such Party are listed, provided that such disclosure is subject to the proviso in Section 12.3 to the extent practicable. Notwithstanding anything to the contrary contained in this Agreement:

(a) each Party may disclose the terms of this Agreement (but not other Confidential Information received from the other Party) to its legal, accounting and tax advisors, in each case who are bound to obligations of confidentiality and non-use substantially equivalent in scope to those set forth in this Section 12; and

(b) As soon as practicable after the Effective Date Zosano may issue a public statement reasonably acceptable to Novo Nordisk.

12.6	Term of Confidentiality. The confidentiality and non-use obligations imposed on each Party under this Section 12 shall continue with respect to a particular item of Confidential Information of the other Party until ten (10) years after expiration of this Agreement.

13.	Term and Termination

13.1	Term. The term of this Agreement shall commence on the Effective Date and shall expire, on a country-by-country basis, unless earlier terminated under this Section 13, upon the date of expiration of all payment obligations under Sections 3 and 4 of this Agreement with respect to all Licensed Products in such country. Upon such expiration (but not after early termination) Novo Nordisk shall have a fully paid-up, exclusive license under Zosano Intellectual Property for such Licensed Products in such country.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

13.2	Termination by Novo Nordisk; Certain Effects of Such Termination. Novo Nordisk shall have the right to terminate this Agreement as a whole for convenience and without cause at any time after the Effective Date upon [**] written notice to Zosano. Upon such notice, Zosano shall use reasonable efforts to terminate and/or reassign Zosano personnel working under the Work Plan and reduce costs incurred by Zosano under the Work Plan. Upon such termination, Novo Nordisk shall [**].

13.3	Termination for Failure to Provide License Continuation. This Agreement shall automatically terminate if Zosano does not receive the License Continuation Notice from Novo Nordisk within the [**] period required pursuant to Section 4.3.

13.4	Termination for Material Breach. If a Party is in material breach of its obligations hereunder and the other Party provides written notice to the breaching Party specifying the nature of such breach, the breaching Party shall either cure such breach or produce a plan for such cure reasonably acceptable to the other Party within sixty (60) calendar days after such written notice. If the breaching Party does not provide a plan for cure, or comply with a plan, in each case reasonably acceptable to the non-breaching Party, the non-breaching Party shall have the right to terminate this Agreement by giving written notice of termination to the breaching Party.

13.5	Termination for Insolvency Event. If a Party becomes insolvent, is dissolved or liquidated, files or has filed against it a petition in bankruptcy, reorganization, dissolution or liquidation or similar action filed by or against it, is adjudicated as bankrupt, or has a receiver appointed for its business occur (any of the preceding events, an “Insolvency Event”), then such Party shall promptly notify the other Party in writing that such event has occurred. If any Insolvency Event is not cured within ninety (90) calendar days after such Insolvency Event, then the other Party shall have the right to terminate this Agreement by giving written notice of termination to the other Party.

13.6	Effect of Termination.

(a) Upon termination of this Agreement by Novo Nordisk for material breach by Zosano pursuant to Section 13.4:

(i) the license granted by Novo Nordisk under Section 2.3(a) shall automatically terminate and revert to Novo Nordisk;

(ii) the licenses granted by Zosano to Novo Nordisk under Section 2.1 shall remain in effect with respect to Zosano Intellectual Property used in the development, manufacture or commercialization of the Licensed Product as of the effective date of termination and subject to compliance

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

by Novo Nordisk with the terms and conditions of such licenses, including all applicable payment obligations under this Agreement; and

(iii) the Quality Agreement shall automatically terminate.

(b) Upon termination of this Agreement by Novo Nordisk pursuant to Section 13.2, termination under Section 13.3 or termination of this Agreement by Zosano under Section 13.4 for material breach by Novo Nordisk:

(i) the licenses granted by Zosano under Section 2.1 shall automatically terminate and revert to Zosano;

(ii) the license granted by Novo Nordisk under Section 2.3(b) shall continue in full force and effect;

(iii) Novo Nordisk shall transfer to Zosano as soon as reasonably practicable all information received by Novo Nordisk during the Technology Transfer process described in Section 5.10;

(iv) Novo Nordisk will grant to Zosano (which grant shall be automatic upon such termination, without further action by the Parties) a fully paid up exclusive license, including the right to grant sublicenses, under the Combined Intellectual Property to research, develop, make, have made, use, sell, offer to sell, and import/export any products, but shall specifically exclude (a) rights to research, develop, manufacture, make, have made, sell or offer for sale Novo Nordisk Proprietary Molecules, (b) rights to any other Novo Nordisk Intellectual Property and (c) Intellectual Property not owned by Novo Nordisk. Zosano shall take over prosecution of and bear all maintenance and prosecution costs for the Patent Rights included in such Combined Intellectual Property.

(v) Zosano shall use reasonable efforts to terminate and/or reassign Zosano personnel working under the Work Plan and reduce costs incurred by Zosano under the Work Plan. Upon such termination, Novo Nordisk shall (i) compensate Zosano for all work performed by Zosano up to the date of termination, (ii) reimburse Zosano for all FTE Costs incurred by Zosano to the extent that Zosano is unable to terminate and/or reassign personnel working under the Work Plan to other areas, and (iii) pay Zosano for any other costs reasonably incurred by Zosano in winding-down any activities under the Work Plan; and

(vi) the Quality Agreement shall automatically terminate.

(c) Except as otherwise specifically set forth in this Agreement, all rights and obligations of the Parties shall terminate upon the expiration or termination of this Agreement, provided, however, that expiration or termination of this Agreement

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

shall not relieve the Parties of any rights or obligations accruing prior to such expiration or termination.

(d) Within thirty (30) days following the expiration or termination of this Agreement, except to the extent and for so long as Novo Nordisk retains license rights under Section 13.6(a), upon the written request of the other Party, promptly return to the other Party all Confidential Information of the other Party (and all copies and reproductions thereof). In addition, each Party shall destroy (a) that portion of any notes, reports or other documents prepared by such Party which contain Confidential Information of the other Party, and (b) any Confidential Information of the other Party (and all copies and reproductions thereof) which is in electronic form or cannot otherwise be returned to the other Party. Alternatively, upon written request of the other Party, each Party shall promptly destroy all Confidential Information of the other Party (and all copies and reproduction thereof) and that portion of any notes, reports or other documents prepared by such Party, which contain Confidential Information of the other Party. Notwithstanding the foregoing, each Party and its Representatives (i) may retain solely for compliance purposes copies of the Confidential Information of the other Party in order comply with law or regulation, and (ii) need not destroy electronic archives and backups made in the ordinary course of business where it would be commercially impracticable to do so. Moreover, notwithstanding the return or destruction of the Confidential Information of the other Party, each Party and its Representatives shall continue to be bound by their obligations of confidentiality and other obligations hereunder.

13.7	Remedies. Expiration or termination of this Agreement shall not preclude either Party from claiming any other damages, compensation or other remedies available at law that it may be entitled to upon such expiration or termination.

13.8

Rights in Bankruptcy. The occurrence of an Insolvency Event with respect to Zosano, will not, in itself, impact either Party’s license rights under this Agreement, nor adversely impact the right of Zosano to receive royalties or milestones. All rights and licenses granted under or pursuant to this Agreement by either Party to the other Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under the U.S. Bankruptcy Code. The Parties agree that each Party, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code (the “Party subject to such proceeding”), the other Party (the “non-subject Party”) shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, shall be promptly delivered to the non-subject Party (i) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

request therefor by the non-subject Party. In addition, in the event the trustee (or similar person) rejects this Agreement during a Zosano Insolvency Event, then the license granted by Novo Nordisk to Zosano under Section 2.3(a) shall automatically terminate. Novo Nordisk agrees that in consideration of the rights granted under the license set forth in Section 2.1 it will pay to Zosano all royalty and milestone payments which would have been payable under this Agreement by Novo Nordisk with respect to the exercise of its rights under the license granted in this Agreement. The provisions of this Section 13.7 are without prejudice to any rights that either Party may have arising under any applicable insolvency statute or other applicable law.

13.9	Surviving Provisions. The provisions of Sections 1, 2.7, 6.3, 8.2, 8.4, 8.5, 9, 10, 11.4, 11.5, 12, 13.6, 13.7, 13.9 and 14 and any accrued rights and obligations shall survive the expiration or termination of this Agreement in accordance with their terms.

14.	Miscellaneous Provisions

14.1	Dispute Resolution. Except for JCC disputes (which shall be resolved pursuant to Section 5.3), each Party shall have the right to refer a dispute, controversy or claim in connection with this Agreement, including, without limitation, if related to compliance with the terms of the Agreement, or the validity, breach, termination or interpretation of the Agreement, to the senior management within each Party for resolution. The senior management shall have thirty (30) days in which to meet in good faith to resolve the dispute, controversy or claim. If the senior management of the Parties is unable to resolve the matter within thirty (30) days, then the dispute, controversy or claim, shall be submitted promptly to the Chief Executive Officer of Zosano or its delegate and either the Chief Science Officer or the Chief Operating Officer of Novo Nordisk or their delegate for resolution. If either Party does not comply with the above, or such senior officers are unable to resolve the dispute, controversy or claim within thirty (30) days, then the dispute, controversy or claim shall be resolved as set forth in Section 14.2.

14.2

Governing Law; Waiver of Jury Trial. This Agreement shall be governed in all respects by the laws of the State of New York, USA, without regard to its choice of law provisions. Except for JCC disputes (which shall be resolved pursuant to Section 5.3), any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby which cannot be resolved pursuant to Section 14.2, shall be brought in the Federal court sitting in Manhattan, New York, New York, USA, and each of the Parties hereby irrevocably consents to the jurisdiction

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE PARTIES AGREE THAT THEIR DISPUTES SHALL BE RESOLVED BY A JUDGE AND EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, ASSERTED BY EITHER PARTY AGAINST THE OTHER PARTY.

14.3	Equitable Relief. Each Party hereto acknowledges that the remedies at law of the other Party for a breach or threatened breach of this Agreement may be inadequate and, in recognition of this fact, either Party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to seek equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy in a court of competent jurisdiction that may then be available.

14.4	Entire Agreement; Modification. This Agreement (including the Exhibits hereto) and, subject to finalization of terms, the Device Development Agreement and the Quality Agreement constitute a final expression of the Parties’ agreement and a complete and exclusive statement with respect to all of its respective terms. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein, including the Confidentiality Agreement, the Feasibility Agreement and the term sheet, dated August 26, 2013, between the Parties. No trade customs, courses of dealing or courses of performance by the Parties shall be relevant to modify, supplement or explain any terms used in this Agreement. In the event of any inconsistency or conflict between the terms of this Agreement, the Device Development Agreement and the Quality Agreement, the terms of this Agreement shall govern. This Agreement may not be modified or supplemented by any purchase order, change order, acknowledgment, order acceptance, standard terms of sale, invoice or the like. This Agreement may only be modified or supplemented in writing signed by the Parties to this Agreement.

14.5	Relationship Between the Parties. The Parties’ relationship, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture or similar business relationship between the Parties. Neither Party is a legal representative of the other Party; neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.

14.6	Non-Waiver. The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a Party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such Party.

14.7	Assignment. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld); provided, however, that (a) either Party may assign this Agreement, and its rights and obligations hereunder, to an Affiliate, provided that such Party shall remain liable and responsible to the other Party for the performance and observance of all such duties and obligations by such Affiliate; and (b) either Party may assign this Agreement, and its rights and obligations hereunder, to a Third Party in connection with the transfer or sale of all or substantially all of the business of such Party to which this Agreement relates, whether by merger, sale of stock, sales of assets or otherwise. The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment not in accordance with this Agreement shall be void.

14.8	No Third Party Beneficiaries. This Agreement is neither expressly nor impliedly made for the benefit of any party other than those executing it.

14.9	Severability. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable or illegal by a court of competent jurisdiction, then such adjudication shall not affect or impair, in whole or in part, the validity, enforceability or legality of any remaining portions of this Agreement. All remaining portions shall remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part.

14.10	Notices. Any notice to be given under this Agreement must be in writing and delivered either (a) in person, (b) by any method of mail (postage prepaid) requiring return receipt, (c) by overnight courier confirmed thereafter to the Party to be notified at its addresses given below, or at any address such Party has previously designated by prior written notice to the other Party, or (d) by sending it by facsimile or email followed by delivery via one of the methods set forth in (a), (b) or (c) above. Notice shall be deemed sufficiently given for all purposes upon the earlier of: (x) the date of actual receipt; (y) if mailed, five business days after the date of postmark; or (z) if delivered by overnight courier, the next business day the overnight courier regularly makes deliveries.

If to Novo Nordisk, notices must be addressed to:

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Novo Nordisk A/S

Novo Allé

2880 Bagsvaerd

Denmark

Attn: Head of Corporate Alliance Management

Facsimile:

With a copy to: Novo Nordisk A/S

Novo Allé

2880 Bagsvaerd

Denmark

Attn: General Counsel

Facsimile:

If to Zosano, notices must be addressed to:

Zosano Pharma, Inc.

34790 Ardentech Court

Fremont, California 94555

Attention: Chief Executive Officer

Facsimile: 1-510-742-6288

With a copy to:

Foley Hoag LLP

155 Seaport Blvd

Boston, MA 02210

Attention: Jeff Quillen

Facsimile: 1-617-832-7000

14.11	Force Majeure. Except for the obligation to make payment when due, each Party shall be excused from liability for the failure or delay in performance of any obligation under this Agreement by reason of any event beyond such Party’s reasonable control, including, but not limited to, Acts of God, fire, flood, explosion, earthquake, or other natural forces, war, civil unrest, terrorism, accident, destruction or other casualty, any lack or failure of transportation facilities, any lack or failure of supply of raw materials, any strike or labor disturbance, or any other event similar to those enumerated above. Such excuse from liability shall be effective only to the extent and duration of the event(s) causing the failure or delay in performance, provided that the Party has not caused such event(s) to occur. Notice of a Party’s failure or delay in performance due to force majeure shall be given to the other Party within ten (10) days after its occurrence. All delivery dates under this Agreement that have been affected by force majeure shall be tolled for the duration of such force majeure.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

14.12	No Use of Names. Except as otherwise provided herein, nothing contained in this Agreement shall be construed as conferring any right on either Party to use in advertising, publicity or other promotional activities any name, trade name, trademark or other designation of the other Party, including any contraction, abbreviation or simulation of any of the foregoing, unless the express written permission of such other Party has been obtained.

14.13	Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by email of a scanned copy will be effective as delivery of an original executed counterpart of this Agreement.

[SIGNATURE PAGE FOLLOWS]

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement.

Zosano Pharma, Inc.

By:

/s/ Vikram Lamba
Name: Vikram Lamba
Title: Chief Executive Officer
Date: Jan. 31, 2014

Novo Nordisk A/S

By:

/s/ Peter Kurtzhals
Name: Peter Kurtzhals
Title: Senior Vice President, Diabetes Research Unit
Date: 31 January 2014

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Exhibit A

Licensed Patents

(as of the Effective Date)

Matter Number	Country	Patent Number	Issue Date	Invention Title

80861 3910.1010/	China (People’s Republic)	1820462.7	04-Jun-2008	MICROBLADE ARRAY IMPACT APPLICATOR

80861 3910.1010/	France	1341442	29-Jun-2005	MICROBLADE ARRAY IMPACT APPLICATOR

80861 3910.1010/	Germany	60111771.9	29-Jun-2005	MICROBLADE ARRAY IMPACT APPLICATOR

80861 3910.1010/	Italy	1341442	29-Jun-2005	MICROBLADE ARRAY IMPACT APPLICATOR

80861 3910.1010/	Japan	4198985	10-Oct-2008	MICROBLADE ARRAY IMPACT APPLICATOR

80861 3910.1010/	Korea, Republic of	818545	26-Mar-2008	MICROBLADE ARRAY IMPACT APPLICATOR

80861 3910.1010/	Spain	1341442	29-Jun-2005	MICROBLADE ARRAY IMPACT APPLICATOR

80861 3910.1010/	United Kingdom	1341442	29-Jun-2005	MICROBLADE ARRAY IMPACT APPLICATOR

80887 3910.1014/	China (People’s Republic)	ZL02812251.8	21-Nov-2007	MICROPROJECTION ARRAY HAVING A BENEFICIAL AGENT CONTAINING COATING

80887 3910.1014/	France	1392389	07-Oct-2009	MICROPROJECTION ARRAY HAVING A BENEFICIAL AGENT CONTAINING COATING

80887 3910.1014/	Germany	1392389	07-Oct-2009	MICROPROJECTION ARRAY HAVING A BENEFICIAL AGENT CONTAINING COATING

80887 3910.1014/	Italy	1392389	07-Oct-2009	MICROPROJECTION ARRAY HAVING A BENEFICIAL AGENT CONTAINING COATING

80887 3910.1014/	Spain	1392389	07-Oct-2009	MICROPROJECTION ARRAY HAVING A BENEFICIAL AGENT CONTAINING COATING

80887 3910.1014/	United Kingdom	1392389	07-Oct-2009	MICROPROJECTION ARRAY HAVING A BENEFICIAL AGENT CONTAINING COATING

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Matter Number	Country	Patent Number	Issue Date	Invention Title

80887 3910.1014/	United States of America	7963935	21-Jun-2011	MICROPROJECTION ARRAY HAVING A BENEFICIAL AGENT CONTAINING COATING

80892 3910.1030/	China (People’s Republic)	3820487	04-Mar-2009	TRANSDERMAL DRUG DELIVERY DEVICES HAVING COATED MICROPROTRUSIONS

80895 3910.1038/	China (People’s Republic)	ZL200480024388.3	03-Feb-2010	TRANSDERMAL DELIVERY DEVICE AND METHOD FOR FORMING THE SAME

80895 3910.1038/	Japan	5174347	11-Jan-2013	METHOD FOR COATING SKIN PIERCING MICROPROJECTIONS

80901 3910.1055/	China (People’s Republic)	ZL200480039547.7	23-Dec-2009	SELF-ACTUATING APPLICATOR FOR MICROPROJECTION ARRAY

80901 3910.1055/	France	1680154	04-Jan-2012	SELF-ACTUATING APPLICATOR FOR MICROPROJECTION ARRAY

80901 3910.1055/	Germany	1680154	04-Jan-2012	SELF-ACTUATING APPLICATOR FOR MICROPROJECTION ARRAY

80901 3910.1055/	Italy	1680154	04-Jan-2012	SELF-ACTUATING APPLICATOR FOR MICROPROJECTION ARRAY

80901 3910.1055/	Japan	4682144	10-Feb-2011	SELF-ACTUATING APPLICATOR FOR MICROPROJECTION ARRAY

80901 3910.1055/	Spain	1680154	04-Jan-2012	SELF-ACTUATING APPLICATOR FOR MICROPROJECTION ARRAY

80901 3910.1055/	United Kingdom	1680154	04-Jan-2012	SELF-ACTUATING APPLICATOR FOR MICROPROJECTION ARRAY

80901 3910.1055/	United States of America	7097631	29-Aug-2006	SELF-ACTUATING APPLICATOR FOR MICROPROJECTION ARRAY

80902 3910.1058/	China (People’s Republic)	ZL200480040402.9	14-Oct-2009	COMPOSITION AND APPARATUS FOR TRANSDERMAL DELIVERY

80902 3910.1058/	Japan	5388415	18-Oct-2013	COMPOSITION AND APPARATUS FOR TRANSDERMAL DELIVERY

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Matter Number	Country	Patent Number	Issue Date	Invention Title

80905 3910.1067/	China (People’s Republic)	ZL200580023222.4	09-Dec-2009	APPARATUS AND METHOD FOR TRANSDERMAL DELIVERY OF PARATHYROID HORMONE AGENTS

80905 3910.1067/	Japan	5007427	06-Jun-2012	APPARATUS AND METHOD FOR TRANSDERMAL DELIVERY OF PARATHYROID HORMONE AGENTS

80905 3910.1067/	United States of America	7556821	07-Jul-2009	APPARATUS AND METHOD FOR TRANSDERMAL DELIVERY OF PARATHYROID HORMONE AGENTS

80905DIV 3910.1068/	Japan	5309203	05-Jul-2013	APPARATUS AND METHOD FOR TRANSDERMAL DELIVERY OF PARATHYROID HORMONE AGENTS

80905CON2 3910.1070/	United States of America	8361022	29-Jan-2013	APPARATUS FOR TRANSDERMAL DELIVERY OF PARATHYROID HORMONE AGENTS

80905CON3 3910.1071/	United States of America	8633159		APPARATUS AND METHOD FOR TRANSDERMAL DELIVERY OF PARATHYROID HORMONE AGENTS

80909 3910.1079/	China (People’s Republic)	ZL97199015.8	07-Jan-2004	DEVICE AND METHOD FOR ENHANCING TRANSDERMAL AGENT FLUX

80909 3910.1079/	Japan	4153999	11-Jul-2008	DEVICE AND METHOD FOR ENHANCING TRANSDERMAL AGENT FLUX

80910 3910.1082/	China (People’s Republic)	ZL01818583.5	01-Oct-2008	METHODS FOR INHIBITING DECREASE IN TRANSDERMAL DRUG FLUX BY INHIBITION OF PATHWAY CLOSURE

80912 3910.1086/	China (People’s Republic)	1820464.3	12-Apr-2006	APPARATUS AND METHOD FOR PIERCING SKIN WITH MICROPROTRUSIONS

80912 3910.1086/	European Patent Convention	1341453	15-Apr-2009	APPARATUS AND METHOD FOR PIERCING SKIN WITH MICROPROTRUSIONS

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Matter Number	Country	Patent Number	Issue Date	Invention Title

80912 3910.1086/	France	1341453	15-Apr-2009	APPARATUS AND METHOD FOR PIERCING SKIN WITH MICROPROTRUSIONS

80912 3910.1086/	Germany		15-Apr-2009	APPARATUS AND METHOD FOR PIERCING SKIN WITH MICROPROTRUSIONS

80912 3910.1086/	Italy	1341453	15-Apr-2009	APPARATUS AND METHOD FOR PIERCING SKIN WITH MICROPROTRUSIONS

80912 3910.1086/	Japan	4659332	07-Jan-2011	APPARATUS AND METHOD FOR PIERCING SKIN WITH MICROPROTRUSIONS

80912 3910.1086/	Spain	1341453	15-Apr-2009	APPARATUS AND METHOD FOR PIERCING SKIN WITH MICROPROTRUSIONS

80912 3910.1086/	United Kingdom	1341453	15-Apr-2009	APPARATUS AND METHOD FOR PIERCING SKIN WITH MICROPROTRUSIONS

80912 3910.1086/	United States of America	7131960	07-Nov-2006	APPARATUS AND METHOD FOR PIERCING SKIN WITH MICROPROTRUSIONS

80912CIP 3910.1087/	United States of America	7419481	02-Sep-2008	APPARATUS AND METHOD FOR PIERCING SKIN WITH MICROPROTRUSIONS

80912DIV 3910.1088/	United States of America	7798987	21-Sep-2010	APPARATUS AND METHOD FOR PIERCING SKIN WITH MICROPROTRUSIONS

80920 3910.1108/	China (People’s Republic)	ZL200680010126.0	25-May-2011	COATED MICROPROJECTIONS HAVING REDUCED VARIABILITY AND METHOD FOR PRODUCING SAME

80920 3910.1108/	Japan	5277456	31-May-2013	COATED MICROPROJECTIONS HAVING REDUCED VARIABILITY AND METHOD FOR PRODUCING SAME

80922 3910.1111/	United States of America	8632801		STABLE THERAPEUTIC FORMULATIONS

80925 3910.1119/	France	1037687	03-Sep-2008	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925 3910.1119/	Germany	1037687	03-Sep-2008	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Matter Number	Country	Patent Number	Issue Date	Invention Title

80925 3910.1119/	Italy	1037687	03-Sep-2008	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925 3910.1119/	Spain	1037687	03-Sep-2008	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925 3910.1119/	United Kingdom	1037687	03-Sep-2008	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925 3910.1119/	United States of America	6322808	27-Nov-2001	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925(2) 3910.1120/	United States of America	6083196	04-Jul-2000	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925(2) 3910.1121/	China (People’s Republic)	ZL98812096.8	11-Aug-2004	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925(2) 3910.1121/	Germany	69806963.3	31-Jul-2002	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925(2) 3910.1121/	Japan	4061022	28-Dec-2007	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925(2) 3910.1121/	United Kingdom	1035889	31-Jul-2002	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925CON 3910.1121/	United States of America	6953589	11-Oct-2005	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925(3) 3910.1122/	China (People’s Republic)	ZL98811989.7	13-Oct-2004	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925(3) 3910.1122/	France	1037686	17-Aug-2005	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925(3) 3910.1122/	Germany	1037686	17-Aug-2005	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925(3) 3910.1122/	Italy	1037686	17-Aug-2005	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925(3) 3910.1122/	Spain	1037686	17-Aug-2005	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Matter Number	Country	Patent Number	Issue Date	Invention Title

80925(3) 3910.1122/	United Kingdom	1037686	17-Aug-2005	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80925(3) 3910.1122/	United States of America	6050988	18-Apr-2000	DEVICE FOR ENHANCING TRANSDERMAL AGENT FLUX

80926 3910.1124/	Japan	4012252	14-Sep-2007	DEVICE FOR ENHANCING TRANSDERMAL AGENT DELIVERY OR SAMPLING

80926 3910.1124/	United States of America	7184826	27-Feb-2007	DEVICE AND METHOD FOR ENHANCING TRANSDERMAL FLUX OF AGENTS BEING DELIVERED OR SAMPLED

80927 3910.1133/	United States of America	6855372	15-Feb-2005	METHOD AND APPARATUS FOR COATING SKIN PIERCING MICROPROJECTIONS

80927DIV 3910.1134/	United States of America	7435299	14-Oct-2008	METHOD AND APPARATUS FOR COATING SKIN PIERCING MICROPROJECTIONS

80928 3910.1137/	France	1341452	10-Dec-2008	MICROPROTRUSION MEMBER RETAINER FOR IMPACT APPLICATOR

80928 3910.1137/	Germany	1341452	10-Dec-2008	MICROPROTRUSION MEMBER RETAINER FOR IMPACT APPLICATOR

80928 3910.1137/	Italy	1341452	10-Dec-2008	MICROPROTRUSION MEMBER RETAINER FOR IMPACT APPLICATOR

80928 3910.1137/	Japan	4104975	04-Apr-2008	MICROPROTRUSION MEMBER RETAINER FOR IMPACT APPLICATOR

80928 3910.1137/	Spain	1341452	10-Dec-2008	MICROPROTRUSION MEMBER RETAINER FOR IMPACT APPLICATOR

80928 3910.1137/	United Kingdom	1341452	10-Dec-2008	MICROPROTRUSION MEMBER RETAINER FOR IMPACT APPLICATOR

80928 3910.1137/	United States of America	6855131	15-Feb-2005	MICROPROTRUSION MEMBER RETAINER FOR IMPACT APPLICATOR

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Matter Number	Country	Patent Number	Issue Date	Invention Title

80929 3910.1140/	China (People’s Republic)	1821359.6	16-Sep-2005	TRANSDERMAL DRUG DELIVERY DEVICES HAVING COATED MICROPROTRUSIONS

80929 3910.1140/	France	1333880	15-Apr-2009	TRANSDERMAL DRUG DELIVERY DEVICES HAVING COATED MICROPROTRUSIONS

80929 3910.1140/	Germany	1333880	15-Apr-2009	TRANSDERMAL DRUG DELIVERY DEVICES HAVING COATED MICROPROTRUSIONS

80929 3910.1140/	Italy	1333880	15-Apr-2009	TRANSDERMAL DRUG DELIVERY DEVICES HAVING COATED MICROPROTRUSIONS

80929 3910.1140/	Japan	4659336	07-Jan-2011	TRANSDERMAL DRUG DELIVERY DEVICES HAVING COATED MICROPROTRUSIONS

80929 3910.1140/	Korea, Republic of	812097	04-Mar-2008	TRANSDERMAL DRUG DELIVERY DEVICES HAVING COATED MICROPROTRUSIONS

80929 3910.1140/	Spain	1333880	15-Apr-2009	TRANSDERMAL DRUG DELIVERY DEVICES HAVING COATED MICROPROTRUSIONS

80929 3910.1140/	United Kingdom	1333880	15-Apr-2009	TRANSDERMAL DRUG DELIVERY DEVICES HAVING COATED MICROPROTRUSIONS

80929 3910.1140/	United States of America	7537795	26-May-2009	TRANSDERMAL DRUG DELIVERY DEVICES HAVING COATED MICROPROTRUSIONS

80929DIV 3910.1141/	Japan	4875457	02-Dec-2011	TRANSDERMAL DRUG DELIVERY DEVICES HAVING COATED MICROPROTRUSIONS

80930 3910.1144/	China (People’s Republic)	ZL 00818309.0	16-Jul-2008	SKIN TREATMENT APPARATUS FOR SUSTAINED TRANSDERMAL DELIVERY

80930 3910.1144/	Germany	1239917	11-May-2005	SKIN TREATMENT APPARATUS FOR SUSTAINED TRANSDERMAL DRUG DELIVERY

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Matter Number	Country	Patent Number	Issue Date	Invention Title

80930 3910.1144/	Italy	1239917	11-May-2005	SKIN TREATMENT APPARATUS FOR SUSTAINED TRANSDERMAL DRUG DELIVERY

80930 3910.1144/	Japan	4312407	22-May-2009	SKIN TREATMENT APPARATUS FOR SUSTAINED TRANSDERMAL DRUG DELIVERY

80930 3910.1144/	Spain	1239917	11-May-2005	SKIN TREATMENT APPARATUS FOR SUSTAINED TRANSDERMAL DRUG DELIVERY

80930 3910.1144/	United Kingdom	1239917	11-May-2005	SKIN TREATMENT APPARATUS FOR SUSTAINED TRANSDERMAL DRUG DELIVERY

80931 3910.1148/	France	1239916	23-Nov-2005	DEVICE AND METHOD FOR ENHANCING MICROPROTRUSION SKIN PIERCING

80931 3910.1148/	Germany	1239916	23-Nov-2005	DEVICE AND METHOD FOR ENHANCING MICROPROTRUSION SKIN PIERCING

80931 3910.1148/	Italy	1239916	23-Nov-2005	DEVICE AND METHOD FOR ENHANCING MICROPROTRUSION SKIN PIERCING

80931 3910.1148/	Spain	1239916	23-Nov-2005	DEVICE AND METHOD FOR ENHANCING MICROPROTRUSION SKIN PIERCING

80931 3910.1148/	United Kingdom	1239916	23-Nov-2005	DEVICE AND METHOD FOR ENHANCING SKIN PIERCING BY MICROPROTRUSIONS

80931 3910.1148/	United States of America	7087035	08-Aug-2006	DEVICE AND METHOD FOR ENHANCING SKIN PIERCING BY MICROPROTRUSIONS

80933 3910.1151/	China (People’s Republic)	ZL200480024334.7	19-Jun-2013	FORMUALTIONS FOR COATED MICROPROJECTIONS CONTAINING NON-VOLATILE COUNTERIONS

80933 3910.1151/	France	1638523	30-Oct-2013	FORMUALTIONS FOR COATED MICROPROJECTIONS CONTAINING NON-VOLATILE COUNTERIONS

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Matter Number	Country	Patent Number	Issue Date	Invention Title

80933 3910.1151/	Germany	1638523	30-Oct-2013	FORMUALTIONS FOR COATED MICROPROJECTIONS CONTAINING NON-VOLATILE COUNTERIONS

80933 3910.1151/	Italy	1638523	30-Oct-2013	FORMUALTIONS FOR COATED MICROPROJECTIONS CONTAINING NON-VOLATILE COUNTERIONS

80933 3910.1151/	Spain	1638523	30-Oct-2013	FORMUALTIONS FOR COATED MICROPROJECTIONS CONTAINING NON-VOLATILE COUNTERIONS

80933 3910.1151/	United Kingdom	1638523	30-Oct-2013	FORMUALTIONS FOR COATED MICROPROJECTIONS CONTAINING NON-VOLATILE COUNTERIONS

80933 3910.1151/	United States of America	7579013	25-Aug-2009	FORMULATIONS FOR COATED MICROPROJECTIONS CONTAINING NON-VOLATILE COUNTERIONS

80861CON 3910.1011/	United States of America	11/251,488	14-Oct-2005	MICROBLADE ARRAY IMPACT APPLICATOR

80887 3910.1015/	European Patent Convention	6076360.40	20-Apr-2002	MICROPROJECTION ARRAY HAVING A BENEFICIAL AGENT CONTAINING COATING

80887 3910.1015/	Japan	2011-103757	20-Apr-2002	MICROPROJECTION ARRAY HAVING A BENEFICIAL AGENT CONTAINING COATING

80901CON 3910.1056/	United States of America	11/477,045	27-Jun-2006	SELF-ACTUATING APPLICATOR FOR MICROPROJECTION ARRAY

80905 3910.1067/	European Patent Convention	5727716.20	18-Mar-2005	APPARATUS AND METHOD FOR TRANSDERMAL DELIVERY OF PARATHYROID HORMONE AGENTS-Accelerated Status

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Matter Number	Country	Patent Number	Issue Date	Invention Title

80905CON 3910.1069/	United States of America	12/455,830	08-Jun-2009	APPARATUS AND METHOD FOR TRANSDERMAL DELIVERY OF PARATHYROID HORMONE AGENTS

80910 3910.1082/	Japan	2002-524470	06-Sep-2001	METHODS FOR INHIBITING DECREASE IN TRANSDERMAL DRUG FLUX BY INHIBITION OF PATHWAY CLOSURE

80912(2) 3910.1089/	European Patent Convention	6748914.60	27-Mar-2006	APPARATUS AND METHOD FOR PIERCING SKIN WITH MICROPROJECTIONS

80912(2) 3910.1089/	Japan	2008-504343	27-Mar-2006	APPARATUS AND METHOD FOR PIERCING SKIN WITH MICROPROJECTIONS

80922 3910.1111/	European Patent Convention	6849294.10	28-Dec-2006	STABLE THERAPEUTIC FORMULATIONS

80922 3910.1111/	Japan	2008-548743	28-Dec-2006	STABLE THERAPEUTIC FORMULATIONS

80923 3910.1113/	China (People’s Republic)	200680019269.80	01-Jun-2006	METHOD FOR TERMINAL STERILIZATION OF TRANSDERMAL DELIVERY DEVICES

80923 3910.1113/	Japan	2008-514934	01-Jun-2006	METHOD FOR TERMINAL STERILIZATION OF TRANSDERMAL DELIVERY DEVICES

80926CON 3910.1129/	United States of America	11/668,157	29-Jan-2007	DEVICE WITH ANCHORING ELEMENTS FOR TRANSDERMAL DELIVERY OR SAMPLING OF AGENTS

80928CON 3910.1138/	United States of America	10/978,807	01-Nov-2004	MICROPROTRUSION MEMBER RETAINER FOR IMPACT APPLICATOR

80929CON 3910.1142/	United States of America	11/347,779	02-Feb-2006	TRANSDERMAL DRUG DELIVERY DEVICES HAVING COATED MICROPROTRUSIONS

80933 3910.1151/	Japan	2006-518731	29-Jun-2004	FORMUALTIONS FOR COATED MICROPROJECTIONS CONTAINING NON-VOLATILE COUNTERIONS

80933(2) 3910.1152/	China (People’s Republic)	200680007669.70	11-Jan-2006	FORMUALTIONS FOR COATED MICROPROJECTIONS HAVING CONTROLLED SOLUBILITY

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Matter Number	Country	Patent Number	Issue Date	Invention Title

80933(2) 3910.1152/	European Patent Convention	6718051.30	11-Jan-2006	FORMULATIONS FOR COATED MICROPROJECTIONS HAVING CONTROLLED SOLUBILITY

80933DIV 3910.1153/	United States of America	12/583,761	24-Aug-2009	FORMULATIONS FOR COATED MICROPROJECTIONS CONTAINING NON-VOLATILE COUNTERIONS

80935 3910.1158/	China (People’s Republic)	200780013557.70	15-Mar-2007	APPARATUS AND METHOD FOR TRANSDERMAL DELIVERY OF PARATHYROID HORMONE AGENTS TO PREVENT OR TREAT OSTEOPENIA

80935 3910.1158/	European Patent Convention	7753418.80	15-Mar-2007	APPARATUS AND METHOD FOR TRANSDERMAL DELIVERY OF PARATHYROID HORMONE AGENTS TO PREVENT OR TREAT OSTEOPENIA

80935 3910.1158/	Japan	2009-500526	15-Mar-2007	APPARATUS AND METHOD FOR TRANSDERMAL DELIVERY OF PARATHYROID HORMONE AGENTS TO PREVENT OR TREAT OSTEOPENIA

80935 3910.1158/	United States of America	11/686,909	15-Mar-2007	APPARATUS AND METHOD FOR TRANSDERMAL DELIVERY OF PARATHYROID HORMONE AGENTS TO PREVENT OR TREAT OSTEOPENIA

80944 3910.1178/	Japan	2007-556401	15-Feb-2006	MICROPROJECTION ARRAYS WITH IMPROVED BIOCOMPATIBILITY

No alternate # 3910.1195/	United States of America	61/860,001	30-Jul-2013	LOW-PROFILE MICRONEEDLE PATCH APPLICATOR

80910DIV 3910.1197/	Japan	2013-143738	9-Jul-2013	METHODS FOR INHIBITING DECREASE IN TRANSDERMAL DRUG FLUX BY INHIBITION OF PATHWAY CLOSURE

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Confidential

Exhibit B

Novo Nordisk Competitors

[**]

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

B-1

Exhibit C

Feasibility Study

[**]

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

C-1

Exhibit D

Novo Nordisk A/S’ Invoicing Instructions

In order to ensure timely settlement of invoices, you are kindly requested to observe the below guidelines when sending invoices or credit notes to Novo Nordisk.

All invoices should be sent to:

Novo Nordisk A/S

PO box 1000

DK - 2880 Bagsværd

You may also invoice Novo Nordisk via email by attaching the invoice as a PDF file, email address: centpostice@novonordisk.com. Novo Nordisk is unable to process invoices sent by telefax.

All invoices must include the following information:

•	Full name and Novo Nordisk initials of the Project Director for Novo Nordisk:

•	It must be clearly stated that the document is an invoice

•	A reference to the Novo Nordisk agreement ID CMS ID

•	Value Added Tax number or Federal ID/registration number

•	Bank information, including International Bank Account Number:

1.	International Bank Account Number

2.	Bank Name: The name of beneficiary’s bank

3.	Bank Address: The address of beneficiary’s bank

4.	Bank Key #: ABA/Routing/Fedwire/Transit number/Sort Number

5.	Swift: Swift code

6.	Account Name: Under what name beneficiary’s bank account is open

7.	Account Number: Number of beneficiary’s bank account and/or IBAN code, which is applicable in all EU countries.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

D-1